     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2004



                                                    1933 ACT FILE NO. 333-113702


                                                     1940 ACT FILE NO. 811-21471
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


   [ ]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [X]    PRE-EFFECTIVE AMENDMENT NO.  1
   [ ]    POST-EFFECTIVE AMENDMENT NO. ____
                                      AND
   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940
   [X]    AMENDMENT NO. 6


                NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:


           DAVID A. STURMS                          ERIC F. FESS                          SARAH E. COGAN
          JOHN T. BLATCHFORD                   CHAPMAN AND CUTLER LLP             SIMPSON THACHER & BARTLETT LLP
  VEDDER, PRICE, KAUFMAN & KAMMHOLZ,               111 W. MONROE                       425 LEXINGTON AVENUE
                 P.C.                            CHICAGO, IL 60603                      NEW YORK, NY 10017
        222 N. LASALLE STREET
          CHICAGO, IL 60601


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement
                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X]   when declared effective pursuant to section 8(c)
                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
     TITLE OF SECURITIES             AMOUNT           OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
      BEING REGISTERED             REGISTERED            PER UNIT              PRICE              FEE(1)(2)
-----------------------------------------------------------------------------------------------------------------
FundNotes....................     $78,000,000              100%             $78,000,000           $9,883.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



(1) Transmitted prior to filing.


(2) $126.70 has been previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED APRIL 15, 2004


PROSPECTUS

(NUVEEN INVESTMENTS LOGO)


                                  $78,000,000


                NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND


                        SERIES F FUNDNOTES(TM), DUE 2034

                             ---------------------
    Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.


    The Fund is offering $78,000,000 aggregate principal amount of Series F FundNotes (the "FundNotes"). The FundNotes will be issued without coupons in denominations of $25,000 and any integral multiple thereof. The principal amount
of the FundNotes will be due and payable on          , 2034 (the "Stated
Maturity"). There is no sinking fund with respect to the FundNotes. The FundNotes will be unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional FundNotes; and (3) junior to any secured creditors of the Fund. The FundNotes are redeemable prior to their Stated Maturity in certain circumstances described in this prospectus.



    Holders of FundNotes will be entitled to receive interest payments at an annual rate that may vary for each rate period. The interest rate for the
initial rate period will be   %. The initial rate period is from the date of
issuance through          , 2004. For subsequent rate periods, FundNotes pay
interest based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundNotes based on the results of an auction; (2) auctions will be conducted by telephone, electronically or in writing; and (3) purchases and sales will be settled on the next business day after the auction. FundNotes are not listed on an exchange. You may only buy or sell FundNotes through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312)-917-7700.


    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated          , 2004, and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                             ---------------------

     INVESTING IN FUNDNOTES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 27.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------




                                                                PER $25,000
                                                              PRINCIPAL AMOUNT
                                                                OF FUNDNOTES           TOTAL
                                                              ----------------      ------------
Public Offering Price.......................................      $25,000           $
Sales Load(1)...............................................      $                 $
Proceeds to the Fund(2)(before expenses)....................      $                 $


------------
(1) One-half of the sales load from this offering will be paid to certain underwriters based on their participation in the Fund's offering of common shares.

(2) Does not include offering expenses payable by the Fund estimated to be
    $    .

    The underwriters are offering the FundNotes subject to various conditions. The underwriters expect to deliver the FundNotes in book-entry form, through the
facilities of The Depository Trust Company, to purchasers on or about          ,
2004.
                             ---------------------


CITIGROUP

               NUVEEN INVESTMENTS, LLC

                                                       A.G. EDWARDS & SONS, INC.


          , 2004

     Nuveen Institutional Advisory Corp., the Fund's investment adviser, is responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's Managed Assets (as defined on page 6 of the prospectus) to be invested in dividend-paying equity securities (including common and preferred stocks) and senior loans and other debt instruments. NWQ Investment Management, LLC and Symphony Asset Management, LLC are the Fund's subadvisers. The Fund's Managed Assets allocated to dividend-paying equity securities are managed by NWQ Investment Management, LLC. The Fund's Managed Assets allocated to senior loans and other debt instruments are managed by Symphony Asset Management, LLC.


     Under normal market circumstances, the Fund will invest primarily in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains to the holders of the Fund's common shares and any preferred shares. The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends (defined herein) to holders of the Fund's common shares and any preferred shares, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends to the holders of the Fund's common and any preferred shares. It is anticipated that between 65% and 75% of the Fund's Managed Assets will be invested in dividend-paying common stocks. The Fund will seek to invest in common stocks of issuers that are undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.

     The FundNotes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights........................................   10
The Fund....................................................   11
Use of Proceeds.............................................   11
Capitalization..............................................   12
Portfolio Composition.......................................   12
Description of FundNotes....................................   13
The Auction.................................................   24
Risk Factors................................................   27
The Fund's Investments......................................   33
Use of Leverage.............................................   42
Hedging Transactions........................................   42
Management of the Fund......................................   45
Description of Common Shares................................   48
Description of Preferred Shares.............................   48
Certain Provisions in the Declaration of Trust..............   49
Repurchase of Fund Securities; Conversion to Open-End
  Fund......................................................   50
Certain Federal Income Tax Matters..........................   50
Custodian, Transfer Agent, Auction Agent, Interest Paying
  Agent, Trustee and Redemption Agent.......................   54
Underwriting................................................   55
Legal Opinions..............................................   56
Available Information.......................................   56
Table of Contents for the Statement of Additional
  Information...............................................   57

                               PROSPECTUS SUMMARY


     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), including "Summary of Certain Provisions of the Indenture" included in Appendix A to the SAI. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in Appendix A to the SAI.



The Fund......................   Nuveen Tax-Advantaged Total Return Strategy
                                 Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's common shares, $.01 par value, are traded on the New York Stock
                                 Exchange (the "Exchange") under the symbol
                                 "JTA." See "Description of Common Shares." As of March 17, 2004, the Fund had 13,855,240
                                 common shares outstanding and net assets applicable to common shares of $267,358,882.



The Offering..................   The Fund is offering $78,000,000 aggregate
                                 principal amount of FundNotes Series F in denominations of $25,000 and any integral multiple thereof (collectively, the
                                 "FundNotes"). The FundNotes are being offered by the underwriters listed under
                                 "Underwriting."


Ranking.......................   The FundNotes will be unsecured obligations of
                                 the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional
                                 FundNotes; and (3) junior to any secured creditors of the Fund.


                                 Unsecured creditors of the Fund may include, without limitation, service providers to the Fund, including the Adviser, Subadvisers, Custodian, Auction Agent, Broker-Dealers and the Trustee, as such parties are defined herein, pursuant to the terms of various contracts with the Fund. Secured creditors of the Fund may include, without limitation, parties entering into any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Fund.



Risk Factors Summary..........   Risk is inherent in all investing. Therefore,
                                 before investing in the FundNotes you should consider certain risks carefully. The primary risks of investing in FundNotes are:



                                 - the Fund may be unable to generate sufficient
                                   income from operations to pay interest on the FundNotes when due and principal at the Stated Maturity;



                                 - if an auction fails, you may not be able to
                                   sell some or all of your FundNotes;



                                 - because of the nature of the market for
                                   FundNotes, you may receive less than the price you paid for your FundNotes if you sell them outside of an auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade FundNotes,
                                   which could affect liquidity; and

                                 - the Fund may be forced to redeem your
                                   FundNotes to meet regulatory or rating agency requirements or may voluntarily redeem your FundNotes in certain circumstances.


                                 For additional general risks of investing in FundNotes and general risks of the Fund, see "Risk Factors."


Trading Market................   FundNotes are not listed on an exchange.
                                 Instead, you may buy or sell FundNotes at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundNotes outside of auctions, but may discontinue this activity at any time.
                                 There is no assurance that a secondary market will provide FundNote holders with liquidity.
                                 You may transfer FundNotes outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.


                                 The first auction date for the FundNotes will
                                 be           , 2004 and each subsequent auction
                                 will normally be held on a Friday. The first auction date for the series of FundNotes will be the Business Day before the interest payment date for the initial rate period of the FundNotes.



                                 The start date for subsequent rate periods normally will be the Business Day following the auction date unless the then current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a Business Day.



Interest and Rate Periods.....   The table below shows the interest rate for the
                                 initial rate period of the FundNotes offered in this prospectus. For subsequent rate periods, FundNotes will bear interest at a rate set at auctions, normally held every seven (7) days.
                                 In most instances, interest is also payable every seven (7) days, on the day following the end of the rate period. See "Description of FundNotes -- Interest and Rate
                                 Periods -- Determination of Interest Rate" and
                                 "The Auction."



                                 The table below also shows the date from which interest on the FundNotes will accrue at the initial rate, the interest payment date for the initial rate period and the day on which interest will normally be paid. If interest is payable on a Monday or Friday and that day is not a Business Day, then your interest will generally be paid on the first Business Day that falls after that. If interest is payable on a Tuesday, Wednesday or Thursday and that day is not a Business Day, then your interest generally will be paid on the first Business Day prior to that day.


                                 Finally, the table below shows the number of days of the initial rate period for the FundNotes. Subsequent rate periods generally will be seven (7) days. The interest payment date for special rate periods of other than seven
                                 (7) days will be set out in the notice
                                 designating a special rate period. See
                                 "Description of FundNotes -- Interest and Rate Periods -- Notification of Rate Period."



                                                                                              PAYMENT
                                                                                 DATE OF      DATE FOR   SUBSEQUENT    NUMBER OF
                                                                    INITIAL    ACCUMULATION   INITIAL     INTEREST      DAYS OF
                                                                    INTEREST    AT INITIAL      RATE      PAYMENT     INITIAL RATE
                                             SERIES                   RATE        RATE*       PERIOD*       DAY          PERIOD
                                             ------                 --------   ------------   --------   ----------   ------------
                                             F                                                              Monday


                                  ----------------------------------------------

                                 * All dates are 2004.


Determination of Maximum
Rate..........................   Except during a default period, the applicable
                                 rate for any rate period for FundNotes will not be more than the maximum rate. The maximum rate for the FundNotes will depend on the credit rating assigned to such FundNotes and on the duration of the rate period. The maximum rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a rate period of fewer than 365 days) or the applicable Treasury
                                 Rate Index (for a rate period of 365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. There is no minimum rate in respect of any rate period.
                                 See "Description of FundNotes -- Interest and
                                 Rate Periods."



Ratings.......................   It is a condition of the underwriters'
                                 obligation to purchase the FundNotes that the FundNotes receive a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and
                                 "AAA" from Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").



Payment Restrictions on Shares
of Beneficial Interest........   Upon issuance of the FundNotes, which
                                 constitute senior securities representing indebtedness under the Investment Company Act of 1940 (the "1940 Act"), the Fund will not be permitted to declare any dividend (except a dividend payable in stock of the Fund), or declare any other distribution, upon any outstanding common or preferred shares of the Fund (except as noted below), or purchase any such shares, unless, in every such case, the FundNotes have at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Dividends may, however, be declared upon any preferred shares provided the FundNotes have an asset coverage of at least
                                 200% at the time of declaration after deducting the amount of such dividend. Dividends or other distributions on or redemptions or purchases of common shares and preferred shares would also be prohibited at any time that an event of default under the FundNotes (which includes a default in the payment of interest on the FundNotes, when due) has occurred and is continuing. See
                                 "Description of FundNotes -- Payment
                                 Restrictions on Shares of Beneficial Interest."



Asset Maintenance.............   The Fund must maintain Eligible Assets having
                                 an aggregated Discounted Value at least equal to the FundNotes Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the FundNotes on a non-discounted basis of at least 300% as of the last business day of each month. See
                                 "Description of FundNotes -- Asset
                                 Maintenance." The Discount Factors and
                                 guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the FundNotes Basic
                                 Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt from Moody's and S&P of the "Aaa" and "AAA" credit ratings, respectively, with respect to the FundNotes on their Date of Original Issue.



                                 The Fund estimates that on the Date of Original Issue, the 1940 Act FundNotes Asset Coverage (as defined herein), based on the composition of its portfolio as of March 17, 2004, and after giving effect to the issuance of the FundNotes offered hereby ($78,000,000) will be 443%.



                                 In addition, there may be additional asset coverage requirements imposed in connection with any other Borrowings (as defined below) or the issuance of preferred shares.


Events of Default; Remedies...   Any one of the following events constitutes an
                                 "event of default" under the Indenture (as defined herein):

                                 - default in the payment of any interest upon
                                   any series of FundNotes when it becomes due and payable and the continuance of such default for 30 days;


                                 - default in the payment of the principal of
                                   any series of FundNotes at maturity;


                                 - default in the performance, or breach, of any
                                   covenant or warranty of the Fund in the
                                   Indenture, and continuance of such default or breach for a period of 90 days after notice has been given;

                                 - certain voluntary or involuntary proceedings
                                   involving the Fund and relating to
                                   bankruptcy, insolvency or other similar laws; or


                                 - if, on the last business day of each of
                                   twenty-four consecutive calendar months, the
                                   FundNotes have an asset coverage under the 1940 Act of less than 100%.



                                 Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of outstanding FundNotes of a series or the Trustee may declare the principal amount of FundNotes immediately due and payable. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically.

                                 At any time after a declaration of acceleration with respect to FundNotes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding FundNotes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met. See "Description of FundNotes -- Events of Default and Acceleration of Maturity; Remedies."


Redemption....................   Although the Fund will not ordinarily redeem
                                 FundNotes prior to their Stated Maturity, it may be required to redeem FundNotes if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner. The Fund may voluntarily redeem FundNotes in certain circumstances. See "Description of
                                 FundNotes -- Redemption."


Use of Leverage...............   The Fund intends to use financial leverage,
                                 including issuing FundNotes, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 32% of its Managed Assets (as defined below), including the proceeds of such leverage. In addition to the issuance of FundNotes, which the Fund currently expects to represent approximately 20% of its Managed Assets, the Fund currently intends to make further use of financial leverage through the issuance of preferred shares (in an amount currently anticipated to represent approximately 12% of the Fund's Managed Assets), although there can be no assurance that the Fund will issue such preferred shares. The Fund may also leverage through borrowings, including the issuance of commercial paper or additional notes. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Throughout this prospectus,
                                 FundNotes, commercial paper, notes and other borrowings sometimes may be collectively referred to as "Borrowings."



Trustee and Auction Agent.....   The Bank of New York will serve as the trustee
                                 (the "Trustee") under the Indenture and the auction agent ("the Auction Agent") under the Auction Agency Agreement.


Investment Objective and
Policies......................   The Fund's investment objective is to achieve a
                                 high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. There can be no assurance the Fund will attain its investment objective. See "The Fund's Investments" and
                                 "Risk Factors."

                                 Under normal market circumstances, the Fund will invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends to its common and preferred shareholders that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities and other similar types of corporate instruments, including high yield debt securities (sometimes collectively referred to as "senior loans and other debt instruments"), that are not eligible to pay tax-advantaged dividends. It is anticipated that between 65% and 75% of the Fund's Managed Assets will be invested in dividend-paying common stocks.


                                 Holders of FundNotes will receive interest payments from the Fund and will not receive any distributions to which holders of common shares or preferred shares of the Fund are entitled, including any tax-advantaged dividends. See "Certain Federal Income Tax Matters."

                                 The Fund's Adviser believes that the Fund's investments in senior loans may provide opportunities for the Fund to (i) enhance total return to common shareholders through greater incremental returns on its senior loan investments over the interest or dividend payments by the Fund on its leverage through Borrowings and the issuance of preferred shares, respectively, (ii) hedge the Fund's risk of increases in the interest rate on Borrowings and the preferred share dividend rate as a result of increases in short-term interest rates, and (iii) utilize the fully taxable ordinary income generated from the Fund's investments in senior loans to offset expenses of the Fund, so that in most years all or substantially all of the Fund's income distributions to individual (and other non-corporate) shareholders who meet holding period and other requirements will qualify as tax-advantaged dividends.

                                 The Fund's assets, including assets
                                 attributable to the principal amount of any Borrowings (including FundNotes) and any preferred shares that may be outstanding, are called "Managed Assets."

                                 Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's Adviser, is responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's assets to be invested in dividend-paying common stocks, dividend-paying preferred stocks and senior loans and other debt instruments. The Fund's Managed Assets allocated to dividend-paying equity securities (including common and preferred stocks) are managed by NWQ Investment Management, LLC ("NWQ"). The Fund's Managed Assets allocated to senior loans and other debt instruments are managed by Symphony Asset Management, LLC ("Symphony").

                                 NWQ will seek to invest in common stocks of issuers that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.

                                 Under normal circumstances:

                                 - The Fund may invest up to 40% of its Managed
                                   Assets in securities of non-U.S. issuers that are U.S. dollar denominated

                                 - and offered, traded or listed in U.S.
                                   markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and that are converted into American Depository Receipts ("ADRs") immediately after purchase will count toward this 40% limitation. The Fund will not invest in securities of companies based in emerging market countries.



                                 - The Fund expects, with respect to that
                                   portion of its Managed Assets invested in preferred stocks, to invest in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality.



                                 - The Fund may purchase senior loans and other
                                   debt instruments that are rated below
                                   investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC- or Caa3 by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments -- Portfolio Composition and Other Information" and "Risk Factors -- General Risks of the Fund -- Below Investment Grade Risk."


                                 - The Fund may invest up to 15% of its Managed
                                   Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

                                 - The Fund will not invest in inverse floating
                                   rate securities.

                                 During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon NWQ's or Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each of NWQ and Symphony may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

Investment Adviser and
Subadvisers...................   NIAC is the Fund's investment adviser,
                                 responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's
                                 Managed Assets to be invested in
                                 dividend-paying equity securities (including common and preferred stocks) and senior loans and other debt instruments.

                                 The Fund's Managed Assets allocated to
                                 dividend-paying equity securities are managed by NWQ. The Fund's Managed Assets allocated to senior loans and other debt instruments are managed by Symphony. NWQ and Symphony will sometimes individually be referred to as a "Subadviser" and collectively be referred to as the "Subadvisers." NIAC, NWQ and Symphony will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."


                                 NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $95 billion of assets under management as of December 31, 2003. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (106) and the amount of fund assets under management (approximately $47.1 billion) as of December 31, 2003.



                                 NWQ, a registered investment adviser, is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest. NWQ and its predecessors have provided investment advisory operations since 1982. NWQ had approximately $13.6 billion in assets under management as of December 31, 2003. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges.



                                 Symphony, a registered investment adviser, is an indirect wholly owned subsidiary of Nuveen. Founded in 1994, Symphony had approximately $2.9 billion in assets under management as of December 31, 2003. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios.



Hedging Transactions..........   The Fund may use derivatives or other
                                 transactions solely for purposes of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes, may include
                                 (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments, and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. See "The
                                 Fund's Investments -- Portfolio Composition and
                                 Other Information -- Hedging Transactions,"
                                 "Risk Factors -- General Risks of the Fund --
                                 Hedging Risk" and "Risk Factors -- General
                                 Risks of the Fund -- Counterparty Risk."


Federal Income Taxes..........   The Fund intends to qualify for, and elect to
                                 be treated as, a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify under those provisions each year.
                                 Payments of interest with respect to the FundNotes will generally be subject to U.S.
                                 federal income taxation at ordinary income tax rates. If you buy or sell FundNotes at an amount that differs from such FundNotes' stated redemption price at maturity, you may be subject to special tax rules under the Code.
                                 See "Certain Federal Income Tax Matters."

                              FINANCIAL HIGHLIGHTS


     Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on January 27, 2004 until March 17, 2004. Since the Fund commenced operations on January 27, 2004, the table covers approximately 7 weeks of operations, during which a substantial portion of the Fund's assets were held in cash pending investment in dividend-paying common stocks, dividend paying preferred securities, and senior loans and other debt instruments that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                              JANUARY 27, 2004-
                                                               MARCH 17, 2004
                                                              -----------------
                                                                 (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Common share net asset value, beginning of period.........      $  19.10
                                                                  --------
     Net investment income..................................           .07
     Net gains on securities (unrealized)...................           .24
                                                                  --------
       Total from investment operations.....................           .31
  Distributions from net investment income to common
     shareholders...........................................          (.07)
                                                                  --------
  Offering costs............................................          (.04)
                                                                  --------
  Common share net asset value, end of period...............      $  19.30
                                                                  ========
  Per share market value, end of period.....................      $  19.41
  Total return on common share net asset value(a)...........          1.43%
  Total investment return on market value(a)................         (2.58)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets applicable to common shares, end of period (in
     thousands).............................................      $267,359
                                                                  --------
  Ratio of expenses to average net assets applicable to
     common shares before reimbursement.....................           .99%*
                                                                  --------
  Ratio of net investment income to average net assets
     applicable to common shares before reimbursement.......          2.41%*
                                                                  --------
  Ratio of expenses to average net assets applicable to
     common shares after reimbursement......................           .67%*
                                                                  --------
  Ratio of net investment income to average net assets
     applicable to common shares after reimbursement........          2.73%*
                                                                  --------
  Portfolio turnover rate...................................            --%


------------


 *   Annualized.



(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on common share net asset value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in common share net asset value per share. Total returns are not annualized.

                                    THE FUND


     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 1, 2003, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. On January 27, 2004, the Fund issued an aggregate of 13,350,000 common shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On March 12, 2004, the Fund issued an additional 500,000 common shares in connection with a partial exercise by the underwriters of their over-allotment option. The Fund's common shares are listed on the Exchange under the symbol "JTA." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.



     The following provides information about the Fund's outstanding securities as of March 17, 2004:



                                                                   AMOUNT
                                                                 HELD BY THE
                                                     AMOUNT      FUND OR FOR     AMOUNT
TITLE OF CLASS                                     AUTHORIZED    ITS ACCOUNT   OUTSTANDING
--------------                                     -----------   -----------   -----------
Common...........................................    unlimited        0        13,855,240
FundNotes Series F...............................  $78,000,000        0                 0


                                USE OF PROCEEDS


     The net proceeds of the offering of FundNotes will be approximately $76,160,000. The sales load and estimated offering costs ($1,840,000) of the FundNotes will be capitalized and amortized over the life of the FundNotes. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as described under "The Fund's Investments" as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in dividend-paying common stocks, dividend-paying preferred securities and senior loans and other debt instruments that meet the Fund's investment objective and policies within approximately 1 to 1 1/2 months after the completion of the offering. Pending such investment, it is anticipated that the net proceeds will be invested in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION


     The following table sets forth the capitalization of the Fund as of March 17, 2004, and as adjusted to give effect to the issuance of the FundNotes offered hereby.



                                                                               AS ADJUSTED FOR
                                                                               THE ISSUANCE OF
                                                                  ACTUAL        THE FUNDNOTES
                                                              MARCH 17, 2004   MARCH 17, 2004
                                                              --------------   ---------------
                                                               (UNAUDITED)       (UNAUDITED)
LONG-TERM DEBT
FundNotes, denominations of $25,000*........................   $         --     $ 78,000,000
                                                               ============     ============
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized, 13,855,240 shares outstanding*.............   $    138,552     $    138,552
  Paid-in surplus...........................................    263,942,532      263,942,532**
  Undistributed (over-distribution of) net investment
     income.................................................        (90,419)         (90,419)
  Accumulated net realized gain from investments............             --               --
  Net unrealized appreciation of investments................      3,368,217        3,368,217
                                                               ------------     ------------
  Net assets applicable to common shares....................   $267,358,882     $267,358,882
                                                               ============     ============


------------

  * None of these outstanding securities are held by or for the account of the Fund.


 ** The sales load and estimated offering costs of the FundNotes will be capitalized and amortized over the life of the FundNotes.



                             PORTFOLIO COMPOSITION



     As of March 17, 2004, 85.05% of the market value of the Fund's portfolio was invested in dividend-paying common stocks, dividend-paying preferred securities, and senior loans and other debt instruments and 14.95% of the market value of the Fund's portfolio was invested in short-term investments.

                            DESCRIPTION OF FUNDNOTES


     The FundNotes will be issued by the Fund pursuant to the terms of an
Indenture dated as of April   , 2004, and a Supplemental Indenture dated as of
April   , 2004 (referred to herein collectively as the "Indenture") between the
Fund and The Bank of New York as Trustee (the "Trustee"). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the SAI, which is on file with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Whenever defined terms are used, but not defined in this prospectus, the terms have the meaning given to them in Appendix A to the SAI.


GENERAL


     Pursuant to the Fund's Amended and Restated Declaration of Trust, the Board of Trustees has authority on behalf of the Fund to issue notes representing indebtedness, with such rights as determined by the Board of Trustees without the approval of shareholders. The Indenture currently provides for the issuance of $78,000,000 aggregate principal amount of FundNotes Series F. The principal
amount of the Series F FundNotes are due and payable on           , 2034. The
FundNotes, when issued and sold pursuant to the terms of the Indenture will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture. The FundNotes will be unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional FundNotes; and (3) junior to any secured creditors of the Fund. The FundNotes will be subject to optional and mandatory redemption as described below under "-- Redemption" and acceleration of maturity, as described below under "-- Events of Default and Acceleration of Maturity; Remedies."


     Holders of FundNotes will not receive certificates representing their ownership interest in such securities. DTC will initially act as Securities Depository for the Agent Members with respect to the FundNotes.


     In addition to serving as the Trustee under the Indenture and the Auction Agent in connection with the Auction Procedures described below, The Bank of New York will act as the transfer agent, registrar, and paying agent for the FundNotes. However, The Bank of New York generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.


     The Fund has the right (to the extent permitted by applicable law) to purchase or otherwise acquire any FundNotes, so long as the Fund is current in the payment of interest on the FundNotes and on any other notes of the Fund ranking on a parity with the FundNotes with respect to the payment of interest.

     The FundNotes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

INTEREST AND RATE PERIODS


     General. The FundNotes will bear interest at the Applicable Rate determined as set forth below under "-- Determination of Interest Rate." Interest on the FundNotes shall be payable when due (as described below). If the Fund does not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and the Fund will be restricted from declaring dividends and making other distributions with respect to its common shares and any preferred shares.


     On the Business Day next preceding each Interest Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of interest. The Fund does not intend to establish any reserves for the payment of interest.

     All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the Holders. Interest will be paid by the Paying Agent to the Holders as their names appear on the securities ledger or securities records of the Fund, which Holder is expected to be the nominee of the

Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute interest in same-day funds to Agent Members who are in turn expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.


     Interest in arrears for any past Rate Period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the securities ledger or securities records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any interest payment shall first be credited against the earliest accrued interest. No interest will be payable in respect of any payment or payments which may be in arrears. See "-- Default Period" below.


     The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such FundNotes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per FundNote payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.


     Determination of Interest Rate. The interest rate for the initial Rate Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. For each subsequent Rate Period, subject to certain exceptions, the interest rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.



     The initial Rate Period shall be      days for FundNotes Series F. Rate
Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to Holders, Special Rate Periods.



     A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the aggregate principal amount of FundNotes subject to Buy Orders by Potential Holders is at least equal to the aggregate principal amount of FundNotes subject to Sell Orders by Existing Holders).



     Interest will accrue at the Applicable Rate from the Date of Original Issue and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period. Interest will be paid through the Securities Depository on each Interest Payment Date.



     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate will be the higher of the Applicable Percentage of the Reference Rate, or the Applicable Spread plus the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a rate period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a rate period of 365 days or more). The Applicable Percentage and Applicable Spread for any Standard Rate Period will generally be determined based on the credit ratings assigned to the FundNotes by Moody's and S&P on the auction date for such period (as set forth in the table below). If

Moody's and/or S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any Other Rating Agency.



                                           APPLICABLE   APPLICABLE
MOODY'S CREDIT RATING  S&P CREDIT RATING   PERCENTAGE     SPREAD
---------------------  -----------------   ----------   ----------
Aaa                       AAA                 125%       125 bps



     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of FundNotes.



     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of FundNotes.



     Assuming the Fund maintains an Aaa/AAA rating on the FundNotes, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:



                               MAXIMUM APPLICABLE     MAXIMUM APPLICABLE      METHOD USED TO
                                 RATE USING THE         RATE USING THE     DETERMINE THE MAXIMUM
       REFERENCE RATE         APPLICABLE PERCENTAGE   APPLICABLE SPREAD       APPLICABLE RATE
       --------------         ---------------------   ------------------   ---------------------
1%..........................          1.25%                 2.25%              Spread
2%..........................          2.50%                 3.25%              Spread
3%..........................          3.75%                 4.25%              Spread
4%..........................          5.00%                 5.25%              Spread
5%..........................          6.25%                 6.25%              Either
6%..........................          7.50%                 7.25%            Percentage



     The Board of Trustees may amend the Maximum Rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate shown without the consent of the holders of FundNotes, including each series, or any shareholder of the Fund, but only with confirmation from each Rating Agency then rating the FundNotes that such action will not impair such agency's then-current rating of the FundNotes, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the FundNotes Basic Maintenance Amount test discussed below under "-- Asset Maintenance."


     The Maximum Rate for the FundNotes will apply automatically following an Auction for such FundNotes in which Sufficient Clearing Bids have not been made (other than because all FundNotes were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Interest Rate is the Default Rate, as described below).


     The All Hold Rate will apply automatically following an Auction in which all of the outstanding FundNotes are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable Reference Rate.



     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.



     Notification of Rate Period. The Fund will designate the duration of subsequent Rate Periods of each series of FundNotes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided in the Indenture, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, FundNotes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any FundNotes, the redemption price with respect to such FundNotes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the

Fund has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.


     If the Fund proposes to designate any Special Rate Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, and the Auction Agent will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.



     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:


          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.


If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.



     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular series of FundNotes will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared interest on that series payable on the Interest Payment Date (an "Interest Default") or
(B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with an Interest Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of FundNotes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

REDEMPTION


     Optional Redemption. Subject to the provisions of the Indenture and to the extent permitted under the 1940 Act, the Fund at its option may redeem FundNotes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on the Interest Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price shall be equal to the aggregate principal amount of the FundNotes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption. FundNotes having a Rate Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of FundNotes by reason of the redemption of a series of FundNotes and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount immediately subsequent to such redemption.


     The Fund also reserves the right to repurchase FundNotes in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the principal amount of the FundNotes, but is under no obligation to do so.


     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundNotes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundNotes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundNotes Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), then the FundNotes will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance" below.


     The principal amount of FundNotes to be redeemed in such circumstances will be equal to the lesser of (i) the minimum principal amount of FundNotes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregated Discounted Value at least equal to the FundNotes Basic Maintenance Amount or sufficient to satisfy the 1940 Act FundNotes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of FundNotes the redemption of which would have such result, all FundNotes then outstanding will be redeemed), and (ii) the maximum principal amount of FundNotes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the principal amount of FundNotes required to be redeemed to satisfy the FundNotes Basic Maintenance Amount or the 1940 Act FundNotes Asset Coverage, as the case may be, pro rata among the Holders of FundNotes in proportion to the principal amount of FundNotes they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.


     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the outstanding FundNotes of a series which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundNotes on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of FundNotes and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law. The redemption price of FundNotes in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").



     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Trustee and the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Trustee will use its reasonable efforts to provide notice to each holder of FundNotes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of FundNotes to be redeemed (or, during a Default Period with respect to such FundNotes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from the Fund). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of FundNotes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository ("Notice of Redemption"). The Notice of Redemption will be addressed to the registered owners of the FundNotes at their addresses appearing on the books or share records of the Fund. Such notice will set forth (i) the redemption date,
(ii) the principal amount and identity of FundNotes to be redeemed, (iii) the redemption price (specifying the amount of accrued interest to be included therein), (iv) that interest on the FundNotes to be redeemed will cease to accrue on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.



     If less than all of the outstanding FundNotes of a Series are redeemed on any date, the amount of FundNotes per Holder to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the principal amounts of FundNotes held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. In no event will any redemption of less than all the outstanding FundNotes of a series be for less than $25,000 or integral multiples thereof. FundNotes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Trustee will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundNotes, and the Securities Depository will determine the FundNotes to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the principal amounts of FundNotes to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption FundNotes from the accounts of some beneficial owners without selecting for redemption any FundNotes from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the FundNotes, the particular principal amount to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.



     If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such FundNotes will cease to accrue and such FundNotes will no longer be deemed to be outstanding for any purpose and all rights of the owners of the FundNotes so called for redemption will cease and terminate, except the right of the owners of such FundNotes to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundNotes called for redemption on such date and (ii) such other amounts, if any, to which holders of FundNotes called for redemption may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of FundNotes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. After such payment, Holders of FundNotes called for redemption may look only to the Fund for payment.


     So long as any FundNotes are held of record by the nominee of the Securities Depository, the redemption price for such FundNotes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.


     Notwithstanding the provisions for redemption described above, no FundNotes may be redeemed unless all interest in arrears on the outstanding FundNotes, and any indebtedness of the Fund ranking on a parity with the FundNotes, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundNotes and all indebtedness ranking on a parity with the FundNotes must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding FundNotes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of each series of all outstanding FundNotes.



     Except for the provisions described above, nothing contained in the Indenture limits any legal right of the Fund to purchase or otherwise acquire any FundNotes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any FundNotes for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundNotes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the outstanding FundNotes are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Trustees.


ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundNotes: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the FundNotes Basic Maintenance Amount; and
(ii) the Fund must maintain asset coverage under the 1940 Act for FundNotes of at least 300%.

     FundNotes Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any FundNotes are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the FundNotes and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundNotes Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the FundNotes. See
"-- Redemption -- Mandatory Redemption."

     The "FundNotes Basic Maintenance Amount" as of any Valuation Date is currently defined in the Rating Agency Guidelines as the dollar amount equal to:


          (i) the sum of (A) the aggregate principal amount of outstanding FundNotes of each series on such date (and redemption premium, if any); (B) the aggregate amount of accrued interest to and including the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date;
     (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundNotes plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to FundNotes for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less

          (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through
     (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).


Each Rating Agency may amend the definition of "FundNotes Basic Maintenance Amount" from time to time.



     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the SAI.



     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the FundNotes Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the FundNotes. The Discount Factor relating to any asset of the Fund, the FundNotes Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, Board of Trustees, shareholders or holders of FundNotes.



     A Rating Agency's Guidelines will apply to FundNotes only so long as such Rating Agency is rating such FundNotes. The Fund will pay certain fees to Moody's and S&P and any Other Rating Agency which may provide a rating for the FundNotes for rating FundNotes. The ratings assigned to FundNotes are not recommendations to buy, sell or hold FundNotes. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of FundNotes should be evaluated independently of any other rating.


     1940 Act FundNotes Asset Coverage. The Fund is also required to maintain, with respect to FundNotes, as of the last Business Day on any month in which any FundNotes are outstanding, asset coverage of at least 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundNotes Asset Coverage"). If the Fund fails to maintain the 1940 Act FundNotes Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain FundNotes. See
"-- Redemption -- Mandatory Redemption."


     The Fund estimates that based on the composition of its portfolio as of March 17, 2004, assuming the issuance of all FundNotes offered hereby (the sales load and estimated offering costs of the FundNotes will be capitalized and amortized over the life of the FundNotes), the 1940 Act FundNotes Asset Coverage would be:



 Value of Fund assets less all liabilities and indebtedness
            not represented by senior securities                    $345,358,882
------------------------------------------------------------   =    ---------------    =    443%
 Senior securities representing indebtedness, including the         $ 78,000,000
          aggregate principal amount of FundNotes



     Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundNotes (i) a certificate with respect to the calculation of the FundNotes Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundNotes Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter prepared by the Fund's independent accountants regarding the accuracy of such calculations.


EVENTS OF DEFAULT AND ACCELERATION OF MATURITY; REMEDIES

     Any one of the following events constitutes an "event of default" under the
Indenture:

     - default in the payment of any interest upon any series of FundNotes when it becomes due and payable and the continuance of such default for 30 days;


     - default in the payment of the principal of any series of FundNotes at maturity;


     - default in the performance, or breach, of any covenant or warranty of the Fund in the Indenture, and continuance of such default or breach for a period of 90 days after notice has been given;

     - certain voluntary or involuntary proceedings involving the Fund and relating to bankruptcy, insolvency or other similar laws; and


     - if, on the last business day of each of twenty-four consecutive calendar months, the FundNotes have an asset coverage under the 1940 Act of less than 100%.



     Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of outstanding FundNotes of a series or the Trustee may declare the principal amount of FundNotes of such series immediately due and payable upon written notice to the Fund. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically. At any time after a declaration of acceleration with respect to any series of FundNotes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding FundNotes of that series, by written notice to the Fund and the Trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of FundNotes, other than the non-payment of the principal of that series of FundNotes which have become due solely by such declaration of acceleration, have been cured or waived.


     At any time after a declaration of acceleration with respect to FundNotes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding FundNotes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met.

PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC.


     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Fund or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) and in any such event the holders of FundNotes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all FundNotes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the FundNotes, before the holders of any shares of beneficial interest of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of FundNotes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Fund being subordinated to the payment of the FundNotes, which may be payable or deliverable in respect of the FundNotes in any such case, proceeding, dissolution, liquidation or other winding up event.



     Unsecured creditors of the Fund, in addition to holders of FundNotes, may include, without limitation, service providers to the Fund including the Adviser, Subadvisers, Custodian, Auction Agent, Broker-Dealers and the Trustee, pursuant to the terms of various contracts with the Fund. Secured creditors of the Fund may include, without limitation, parties entering into any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Fund.



     A consolidation, reorganization or merger of the Fund with or into any other fund, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.



SUPPLEMENT; WAIVER OF PAST DEFAULT



     Without the consent of any Holders of FundNotes, the Fund, when authorized by a board resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures (1) to evidence the succession of another person to the Fund and the assumption by any such successor of the covenants of the Fund in the Indenture and in the FundNotes, (2) to add to the covenants of the Fund for the benefit of the Holders or to surrender any right or power conferred upon the Fund by the Indenture, (3) to add any additional Events of Default for the benefit of the Holders, (4) to permit or facilitate the issuance of FundNotes in bearer form or to permit or facilitate the issuance of FundNotes in uncertificated form, (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of FundNotes, provided that any such addition, change or elimination (A) shall neither (i) apply to any FundNotes of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such FundNotes with respect to such provision or (B) shall become effective only when there are no such FundNotes outstanding, (6) to establish the form or terms of FundNotes of any series and to increase the aggregate principal amount of any outstanding series of FundNotes as permitted by the Indenture, (7) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, or (8) to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Indenture; provided that such actions shall not adversely affect the interests of the Holders of FundNotes of any series in any material respect.



     With the consent of the Holders of at least a majority in principal amount of the outstanding FundNotes affected thereby, the Issuer, when authorized by a board resolution, and the Trustee may enter into an indenture or supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of FundNotes under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of each of the Holders of outstanding FundNotes affected thereby, (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any FundNote, or reduce the principal amount thereof or the rate of interest thereon, or permit the Fund to redeem any FundNotes if, absent such supplemental indenture, the Fund would not be permitted to do so, or change any place of payment where, or the coin or currency in which, any FundNotes or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), (2) reduce the percentage in principal amount of the outstanding FundNotes, the consent of whose Holders is necessary for such supplemental indenture or required for waiver of compliance with certain provisions of the Indenture, or (3) modify any of the provisions of this paragraph or any provisions of the Indenture relating to waiver of past defaults and covenants (except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders of the outstanding FundNotes).



     The Holders of not less than a majority in principal amount of the outstanding FundNotes of any series may on behalf of the Holders of all the FundNotes of such series waive any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture cannot be modified or amended without the consent of each Holder of the outstanding FundNotes of such series affected.



SATISFACTION AND DISCHARGE; DEFEASANCE



     The Fund may discharge its obligations under the Indenture when (1) either
(A) all FundNotes have been delivered to the Trustee for cancellation or (B) all such FundNotes not delivered to the Trustee for cancellation have become due and payable, will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Fund, and the Fund has deposited or caused to be deposited with the Trustee as trust funds money in an amount sufficient to pay and discharge the entire indebtedness on such FundNotes for principal and interest to the date of such deposit (in the case of FundNotes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (2) the Fund has paid or caused to be paid all other sums payable under the Indenture by the Fund; and (3) the Fund has delivered to the Trustee an officers' certificate and an opinion of counsel relating to compliance with the provisions of the Indenture.



     The Fund, at its election, shall (1) be deemed to have paid and discharged its debt on the FundNotes and the Indenture shall cease to be of further effect as to all outstanding FundNotes (except as to (i) rights of Holders to receive payments of principal of and interest on such FundNotes, (ii) rights of registration of transfer and exchange of FundNotes, (iii) the rights, powers, duties and immunities of the Trustee under the Indenture and (iv) certain other specified provisions in the Indenture) or (2) cease to be under any obligation to comply with certain covenants contained in the Indenture, after the irrevocable deposit by the Fund with the Trustee, in trust for the benefit of the Holders, at any time prior to the maturity of the FundNotes, of (A) money in an amount, (B) U.S. Government Obligations, which through the scheduled payment of principal and interest will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge the principal of and interest on the FundNotes then outstanding on the dates on which any such payments are due in accordance with the terms of the Indenture and the FundNotes. Such defeasance or covenant defeasance shall be deemed to occur only if certain conditions are satisfied, including, among other things, delivery by the Fund to the Trustee of an opinion of counsel and officers' certificates as to compliance with the requirements of the Indenture relating to defeasance.



GOVERNING LAW



     The Indenture and the FundNotes will be governed by the laws of the State of New York.



THE TRUSTEE



     The Bank of New York will be the Trustee under the Indenture. The Indenture provides that, except during the continuance of an event of default, the Trustee will perform only such duties as are specifically set forth in the Indenture. In case an event of default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


PAYMENT RESTRICTIONS ON SHARES OF BENEFICIAL INTEREST


     Under the 1940 Act, the Fund may not declare any dividend or make any distribution with respect to the common shares and any preferred shares of the Fund (except as noted below) or purchase or redeem any common or preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the FundNotes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). Dividends may, however, be declared upon any preferred shares if the FundNotes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend. "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with interest payments or distributions on or purchases or redemptions of FundNotes and shares of beneficial interest, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.



     In addition, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred shares is restricted (i) at any time that an event of default under the FundNotes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such FundNotes or other Borrowings; or (iii) the Fund has not redeemed the full amount of FundNotes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.


                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundNotes so long as the Applicable Rate for FundNotes of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundNotes.

     The Auction Agent after each Auction for FundNotes will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundNotes placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundNotes will be placed by a Broker-Dealer if such FundNotes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such FundNotes as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such FundNotes as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for a series of FundNotes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of FundNotes of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to FundNotes of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold FundNotes of such series without regard to the Applicable Rate for FundNotes of such series for the next Rate Period thereof.

     - Bid -- indicating its desire to sell the principal amount of Outstanding FundNotes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for FundNotes of such series for the next succeeding Rate Period of FundNotes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

     - Sell Order -- indicating its desire to sell the principal amount of Outstanding FundNotes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for FundNotes of such series for the next succeeding Rate Period of FundNotes of such series.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to FundNotes of a series then held by such Beneficial Owner. A Beneficial Owner of FundNotes of such series that submits a Bid with respect to FundNotes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for FundNotes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such FundNotes to its Broker-Dealer. A Beneficial Owner of FundNotes of such series that fails to submit an Order with respect to such FundNotes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such FundNotes of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of FundNotes of such series fails to submit an Order with respect to FundNotes of such series to its Broker-Dealer for an Auction relating to a Special Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such FundNotes to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundNotes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundNotes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of FundNotes of a series but that wishes to purchase FundNotes of such series, or that is a Beneficial Owner of FundNotes of such series that wishes to purchase additional FundNotes of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of Outstanding FundNotes of such series specified in such bid if the Applicable Rate for FundNotes of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of FundNotes of such series specifying a rate higher than the Maximum Rate for FundNotes of such series on the Auction Date therefore will not be accepted.

     Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundNotes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of FundNotes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as

Potential Holders in respect of FundNotes subject to Orders submitted to it by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundNotes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundNotes held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.


     If Sufficient Clearing Bids for a series of FundNotes exist (that is, the aggregate principal amount of Outstanding FundNotes of such series subject to Submitted Bids of Potential Holders specifying one or more rates lower than the Maximum Rate for FundNotes of such series exceeds or is equal to the sum of the aggregate principal amount of Outstanding FundNotes of such series subject to Submitted Sell Orders), the Applicable Rate for FundNotes of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the aggregate principal amount of FundNotes of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of FundNotes do not exist (other than because all of the Outstanding FundNotes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all FundNotes of such series for the next succeeding Rate Period thereof will be equal to the Maximum Rate for FundNotes of such series. In such event, Beneficial Owners of FundNotes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of FundNotes of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of FundNotes, the Applicable Rate for all FundNotes of such series for the next succeeding Rate Period thereof will be the All Hold Rate.



     The Auction Procedures include a pro rata allocation of FundNotes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a principal amount of FundNotes of a series of FundNotes that is less than the principal amount of FundNotes of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.


     Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDNOTES


     The Broker-Dealers may maintain a secondary trading market of FundNotes outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundNotes will be established or, if established, will provide owners with liquidity of investment. FundNotes are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase FundNotes in an Auction for a Special Rate Period should note that because the interest rate on such FundNotes will be fixed for the length of such Rate Period, the value of the FundNotes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.


     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of an aggregate principal amount of FundNotes only in $25,000 increments and only (1) pursuant to a Bid or Sell Order placed with the

Auction Agent in accordance with the Auction Procedures, (2) to or through a Broker-Dealer or (3) to the Fund or any affiliate; provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of FundNotes from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such FundNotes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the FundNotes so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundNotes.

RISKS OF INVESTING IN FUNDNOTES


     Unsecured Investment. The FundNotes represent an unsecured obligation of the Fund to pay interest and principal, when due. The Fund cannot assure you that it will have sufficient funds or that it will be able to arrange for additional financing to pay interest on the FundNotes when due or to repay the FundNotes at the Stated Maturity. The Fund's failure to pay interest on the FundNotes when due or to repay the FundNotes upon the Stated Maturity would constitute an event of default under the Indenture and could cause a default under other agreements that the Fund may enter into from time to time. There is no sinking fund with respect to the FundNotes, and at the Stated Maturity the entire outstanding principal amount of the FundNotes will become due and payable. See "Description of FundNotes -- Events of Default and Acceleration of Maturity; Remedies."



     Interest Rate Risk. The FundNotes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the FundNotes may rise so that the amount of interest payable to holders of FundNotes would exceed the current income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in floating rate senior secured loans, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundNotes.


     Auction Risk. You may not be able to sell your FundNotes at an auction if the auction fails; that is, if there are more FundNotes offered for sale than there are buyers for those FundNotes. Also, if you place hold orders (orders to retain FundNotes) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundNotes. Finally, if you buy FundNotes or elect to retain FundNotes without specifying a rate below which you would not wish to continue to hold those FundNotes, and the auction sets a below-market rate, you may receive a lower rate of return on your FundNotes than the market rate. See "Description of FundNotes" and "The
Auction -- Auction Procedures."


     Secondary Market Risk. If you try to sell your FundNotes between auctions, you may not be able to sell any or all of your FundNotes, or you may not be able to sell them in the $25,000 increments for which they were purchased or $25,000 increments for which they were purchased plus accrued interest. If the Fund has designated a special rate period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your FundNotes in the secondary market. Broker-dealers that maintain a secondary trading market for FundNotes are not required to maintain this market, and the Fund is not required to redeem FundNotes either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundNotes are not registered on a stock exchange or the Nasdaq stock market. If you sell your FundNotes to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of "Aaa" and "AAA," respectively, to FundNotes, the ratings do not eliminate or necessarily mitigate the risks of investing in FundNotes. A rating agency could downgrade FundNotes, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to FundNotes, the Fund may alter its portfolio or redeem FundNotes. The Fund may voluntarily redeem FundNotes under certain circumstances. See "Description of FundNotes -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.



     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundNotes investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundNotes and payments therefrom declines. In an inflationary period, however, it is expected that, through the auction process, FundNotes interest rates would increase, tending to offset this risk. For additional general risks that inflation may pose to investors in the Fund, see "Risk Factors -- General Risks of the Fund -- Inflation Risk."


     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.


     Failure to Maintain Qualification as a Regulated Investment Company. The Fund is prohibited from declaring, paying or making any dividends or distributions on common shares or any preferred shares unless it satisfies certain conditions. See "Description of FundNotes -- Payment Restrictions." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem FundNotes and any preferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. If the Fund fails to maintain its qualification as a regulated investment company under the Code, the Fund will be taxed as a regular corporation and distributions to its common and preferred shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund would likely have less funds available to satisfy its obligations as they come due, including making payments with respect to the FundNotes. See "Certain Federal Income Tax
Matters -- Federal Income Tax Treatment of the Fund."



     Leverage Risk. The Fund uses financial leverage in an amount currently anticipated to represent approximately 32% of its Managed Assets. In addition to the issuance of FundNotes, which the Fund currently expects to represent approximately 20% of its Managed Assets, the Fund intends to make further use of financial leverage through the issuance of preferred shares (in an amount currently anticipated to represent approximately 12% of the Fund's Managed Assets), although there can be no assurance that the Fund will issue such preferred shares. The Fund may also leverage through Borrowings, including the issuance of commercial paper or additional notes. In addition, the Fund may also borrow funds in an amount equal to up to 5% of its total assets for temporary purposes only.



     Upon issuance of the FundNotes, which constitute senior securities representing indebtedness, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal to 300% of the aggregate value of the FundNotes and any other such senior securities representing indebtedness.



     In order to maintain the ratings of "Aaa" and "AAA" by Moody's and S&P, respectively of the FundNotes, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act are imposed in connection with the issuance of such a rating. See "Description of FundNotes -Asset Maintenance." In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any preferred shares (which the Fund expects to do if it issues any such preferred shares), additional asset coverage and portfolio composition requirements may be imposed by such rating organizations.

     The Fund may not be permitted to declare dividends or other distributions, including with respect to the common shares and any preferred shares, or purchase or redeem shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any FundNotes, that is continuing. See "Description of FundNotes -- Payment Restrictions on Shares of Beneficial Interest." Such limitations may adversely impact the Fund's ability to maintain its qualification as a regulated investment company. In the event of a default under any secured Borrowings the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.


     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.


GENERAL RISKS OF THE FUND


     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited history.


     Investment and Market Risk. An investment in FundNotes represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange, NASDAQ or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.



     Tax Risk. The Fund's investment program and the tax treatment of Fund distributions to its shareholders may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations. The favorable tax treatment of tax-advantaged dividends is scheduled to expire after 2008 and the higher tax rates applicable to ordinary income will apply to such dividends at such time unless further legislative action is taken.


     In addition, in order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, a shareholder must currently hold his or her shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Failure by a shareholder to satisfy the holding period requirements will cause Fund income distributions that otherwise would qualify as tax-advantaged dividends to be taxable to the shareholder at ordinary income rates. Congress plans to enact legislation that would change the 120-day period to 121 days. This change may be effective for dividends beginning January 1, 2003.

     Common Stock Risk. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies whose securities sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. If NWQ's assessment of a company's prospects is wrong, the price of its common stock may fall, or may not approach the value that NWQ has placed on it. Stocks of small and mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers and may have a greater reliance on certain key personnel than larger companies.

     Non-U.S. Securities Risk. The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated and offered, traded or listed in U.S. markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and that are converted into ADRs immediately after purchase will count toward this 40% limitation. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. Although a Subadviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Certain Risks Related to Preferred Stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

     Senior Loan Risk. Senior loans in which the Fund may invest may not be rated by a NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of senior loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for some senior loans in which the Fund may invest and, thus, such loans may be considered illiquid. As a result, such senior loans generally are more difficult to value than more liquid securities for which a trading market exists.

     Borrowers under senior loans may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a senior loan experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. Although some of the senior loans in which the Fund will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.

     The Fund also may purchase a participation interest in a senior loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan. Such third party participation arrangements are designed to give senior loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full.

     New Types of Securities. New types of securities that pay tax-advantaged dividends, including preferred securities having features other than those described herein, may in the future be offered. The Fund reserves the right to invest in these securities if the Subadviser responsible for the investment believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

     Interest Rate Risk. Interest rate risk is the risk that fixed-income securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise. Market interest rates in the U.S. and certain other countries in which the Fund may invest currently are near historically low levels.

     During periods of declining interest rates, the issuer of certain types of securities may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of lower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities are currently significantly below the historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

     Below Investment Grade Risk. The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by Symphony. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC- or Caa3 by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing.

The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers for lower grade securities may vary significantly and the spread between the bid and ask price for such securities is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Illiquid Securities Risk. The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

     Hedging Risk. The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

     There are several risks associated with the use of futures contracts and options on futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. The Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

     Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events.

     The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.


     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.


     Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, NWQ, Symphony and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain senior loans and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the offering of FundNotes, preferred shares and the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also "Management of the Fund -- Investment Adviser and Subadvisers."

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

     Under normal market circumstances, the Fund will invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. It is anticipated that between 65% and 75% of the Funds' Managed Assets will be invested in dividend-paying common stocks.

     Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates, which currently reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions with respect to its common and preferred shares will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of this favorable tax treatment. Between 70% and 85% of the Fund's Managed Assets will be invested in dividend-paying common and preferred stocks that the Fund believes will qualify for tax-advantaged dividends. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders, but not to holders of FundNotes. For the Fund to receive tax-advantaged dividends, the Fund currently must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). Congress may enact legislation that would change the 120-day period to 121 days and change the 180-day period to 181 days. These changes may be effective for dividends received beginning January 1, 2003.


     Subject to the pending legislation described above, similar holding period requirements apply to each shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder currently must hold his or her shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition to investing in stocks that pay tax-advantaged dividends, the Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). NIAC believes that the Fund's investments in senior loans may provide opportunities for the Fund to (i) enhance total return through greater incremental returns on its senior loan investments over the interest or dividend payments by the Fund on its leverage through Borrowings, including the issuance of FundNotes, or the issuance of preferred shares, respectively, (ii) hedge the Fund's risk of increases in the interest rate on Borrowings and/or any preferred share dividend rate as a result of increases in short-term interest rates, and (iii) utilize the fully taxable ordinary income generated from the Fund's investments in senior loans to offset expenses of the Fund, so that in most years all or substantially all of the Fund's income distributions to individual securityholders who meet holding period and other requirements will qualify as tax-advantaged dividends.

     NIAC is responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's assets to be invested in equity securities (including dividend-paying common and preferred stocks) and senior loans and other debt instruments. The portion of the Fund's Managed Assets invested in dividend-paying common and preferred stocks and senior loans and other debt instruments will vary from time to time consistent with the Fund's investment objective. See "Management of the Fund."

     The Fund's Managed Assets allocated to equity securities are managed by NWQ. NWQ will seek to invest in common stocks of issuers that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations. The Fund's Managed Assets allocated to senior loans and other debt instruments are managed by Symphony.

     Under normal market conditions, the Fund expects, with respect to that portion of its Managed Assets invested in preferred stocks, to invest primarily in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch) or (ii) unrated but judged to be of comparable quality by the Subadviser responsible for the investment. The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC- or Caa3 by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are commonly referred to as junk bonds and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risk Factors -- Below Investment Grade Risk." See Appendix C in the SAI for a description of security ratings.

     The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated and offered, traded or listed in U.S. markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and that are converted into ADRs immediately after purchase will count toward this 40% limitation. The Fund will not invest in securities of emerging markets issuers. In addition, the Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For a more complete discussion of the Fund's initial portfolio composition, see "-- Portfolio Composition and Other Information."

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and any outstanding preferred shares voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

OVERALL FUND MANAGEMENT

     NIAC is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation.

     NIAC will oversee each Subadviser in its management of its designated portion of the Fund's portfolio. This oversight will include ongoing evaluation of each Subadviser's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.


     NIAC will also oversee the efforts by the Fund to minimize the taxes incurred by common shareholders, as described in "-- Tax-Managed Investing of the Fund's Portfolio" below.


     NIAC will monitor the relative weightings of common stock, preferred stock, and senior loans and other debt instruments comprising the Fund's portfolio investments, which may vary with general market changes and changes in the value of the Fund's portfolio securities. NIAC will adjust the asset class weightings, within the policies and guidelines of the Fund, from time to time as it deems appropriate, to achieve a set of weightings that it believes is most desirable in pursuit of the Fund's investment objective.

     From time to time, NIAC may seek to enhance the Fund's potential after-tax total return by over-weighting or under-weighting one or more of the Fund's asset classes in the Fund's portfolio relative to their strategic long-term target allocations as described herein, as the relative attractiveness of the asset classes may change. In making such re-allocation decisions, NIAC will consult with the Subadvisers in assessing the relative attractiveness of the asset classes and will take into account the taxable income or short-term capital gains that might be generated as a result of portfolio transactions effected in connection with such re-allocation. NIAC presently expects that any re-allocation activity will be limited, and there is no assurance that it will succeed in enhancing after-tax total returns.

     NIAC will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

SUBADVISER INVESTMENT PHILOSOPHY AND PROCESS

     NWQ Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in dividend-paying common and preferred stocks involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

     - attractive valuation and fundamentals

     - favorable risk/reward and downside protection

     - catalysts or inflection points leading to an improvement in profitability or recognition of value

     Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.


     Symphony Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.


     Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

TAX-MANAGED INVESTING OF THE FUND'S PORTFOLIO

     The Fund seeks to achieve high after-tax returns in part by minimizing the taxes incurred by its common and preferred shareholders in connection with the Fund's investment income and realized capital gains. Holders of FundNotes will receive interest and principal payments from the Fund and will not receive any distributions to which holders of common shares or any preferred shares of the Fund are entitled, including any tax-advantaged dividends.

     The Fund seeks to minimize distributions to its common and preferred shareholders that are taxed as ordinary income by investing principally in equity securities that pay tax-advantaged dividends. Such tax-advantaged dividends will be passed through to shareholders who meet holding period and other requirements through the Fund's distributions. The Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income, but expects that, under normal circumstances, expenses incurred by the Fund will offset all or a large portion of the Fund's fully taxable ordinary income, so that in most years all or substantially all of the Fund's income distributions will qualify as tax-advantaged dividends to its common and preferred shareholders.

     The Fund seeks to minimize distributions to its common and preferred shareholders that are taxed as capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a Subadviser makes a decision to sell a particular appreciated security, the Subadviser typically will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. A Subadviser also may sell securities to realize capital losses that can be used to offset realized capital gains, but such realized losses may not be used to offset tax-advantaged dividends or other ordinary income.

     Taxes are a major influence on the net after-tax returns that shareholders of the Fund receive on their taxable investments. There are five components of the returns of a regulated investment company that predominately invests in equities, each of which is treated differently for federal income tax purposes:
(i) unrealized price appreciation; (ii) distributions of tax-advantaged dividends; (iii) distributions of other investment income; (iv) distributions of net realized short-term capital gains; and (v) distributions of net-realized long-term capital gains. For individual taxpayers, distributions of net investment income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation of securities remaining in the Fund's portfolio (i.e., unrealized capital gains) are untaxed until the shareholder sells his or her shares. Upon a sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) is realized equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

PORTFOLIO COMPOSITION AND OTHER INFORMATION


     The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.


     Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 60% of its Managed Assets in common stocks of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

     Preferred Stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock.

     Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stocks, although NWQ would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

     Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

     Because the claim on an issuer's earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.


     Senior Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Such corporate loans may be collateralized or they may be unsecured and such loans may be senior or subordinated to an issuer's other debt obligations. Senior loans in which the Fund may invest may not be rated by an NRSRO at the time of investment, generally will not be registered with the SEC and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. Senior loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of senior loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain senior loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a senior loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan.


     The Fund may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of senior loans, the Fund and Symphony believe that senior loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. See "Risk Factors -- General Risks of the Fund -- Convertible Security Risk."


     Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.


     Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute to its shareholders the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.


     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

     No Inverse Floating Rate Securities. The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

     Non-U.S. Securities. The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated and offered, traded or listed in U.S. markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and that are converted into ADRs immediately after purchase will count toward this 40% limitation. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest in securities of companies based in emerging market countries. As used in this prospectus, an "emerging market" country is any country determined to have an emerging markets economy, considering factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

     Hedging Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. See "The Fund's Investments -- Portfolio Composition -- Hedging Transactions," "Risk Factors -- General Risks of the Fund -- Hedging Risk," "Risk Factors -- General Risks of the Fund -- Counterparty Risk" and "Other Investment Policies and Techniques" in the Fund's SAI for further information on hedging transactions.


     Illiquid Securities. The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of common shares, FundNotes, or any preferred shares are being invested, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon a Subadviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval by the Board of Trustees of the Fund, each Subadviser may deviate from its investment guidelines discussed herein.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the

Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Borrowings and/or preferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors -- Risks of Investing in FundNotes -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


     Initial Portfolio Composition. The Fund expects to invest, as a percentage of its Managed Assets, as follows: (i) 65% to 75% in dividend-paying common stocks; (ii) 5% to 15% in dividend-paying preferred stocks; and (iii) 15% to 25% in senior loans and other debt instruments. The Fund also intends that all of the preferred stocks in which it will invest will be investment grade quality at the time of investment. The Fund's intentions may change over time based on market and other conditions beyond the Fund's control and there can be no assurance that the parameters of the initial portfolio composition as described above will be achieved.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.


     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of a Subadviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

                                USE OF LEVERAGE


     The Fund intends to use financial leverage in an aggregate amount of approximately 32% of the Fund's Managed Assets. The amount of outstanding leverage may vary with prevailing market or economic conditions. In addition to the issuance of FundNotes, which the Fund currently expects to represent approximately 20% of its Managed Assets, the Fund intends to make further use of financial leverage through the issuance of preferred shares (in an amount currently anticipated to represent approximately 12% of the Fund's Managed Assets), although there can be no assurance that the Fund will issue such preferred shares. The Fund may also leverage through Borrowings, including the issuance of commercial paper or additional notes. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of proceeds will enhance the Fund's net income. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Leverage entails special risks. See "Risk
Factors -- Risks of Investing in FundNotes -- Leverage Risk." The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.


                              HEDGING TRANSACTIONS

     The Fund may use derivatives or other transactions solely for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage.

     Portfolio Hedging Transactions. The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. For a complete discussion of these derivative securities, see the SAI.


     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risk Factors -- General Risks of the Fund -- Hedging Risk."


     Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues.

     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index.

     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.


     Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.


     Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.


     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of an embedded index, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Credit Derivative Instruments. The Fund may purchase credit derivative instruments for the purpose of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers as described in this prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's SAI for further information on hedging transactions.

     Interest Rate Transactions. The Fund intends to manage the interest rate risk from rising market, interest or dividend rates on Borrowings or preferred shares through the Fund's portfolio investments in senior loans. The Fund expects to hedge between 50% and 70% of its exposure to such risk through its portfolio investments in floating rate senior loans.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER AND SUBADVISERS

     NIAC is responsible for the Fund's overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $95 billion of assets under management as of December 31, 2003. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



     NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to dividend-paying equity securities. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $13.6 billion in assets under management as of December 31, 2003.


     NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.


     Jon D. Bosse, David B. Iben and Michael Carne are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated to dividend-paying equity securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Bosse also is the manager of a mutual fund sponsored by Nuveen. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Bosse and Mr. Iben are also co-portfolio managers of another closed-end fund sponsored by Nuveen. Mr. Carne, CFA, has been a Senior Vice President and portfolio manager of NWQ since 2002. From

2000 to 2002 he was a Principal and portfolio manager with Standard Group Holdings. Prior thereto, Mr. Carne was a Principal and portfolio manager with Carne, O'Brient, Perry & Roth.


     Symphony, 555 California Street, Suite 2975 San Francisco, CA 94104, is a Subadviser to the Fund responsible for managing the portion of the Fund's Managed Assets allocated to senior loans and other debt instruments. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $2.9 billion in assets under management as of December 31, 2003. Symphony is an indirect wholly owned subsidiary of Nuveen.


     Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in senior loans and other debt instruments. Mr. Stein is the Director of Fixed Income Securities of Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He also is a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He also is a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.


     Citigroup Inc. ("Citigroup") and its affiliates currently own for their own account greater than five percent (but less than 10%) of the voting securities of St. Paul Travelers and, as a result, Citigroup is deemed to be an affiliate of St. Paul Travelers. The 1940 Act restricts a fund's transactions with affiliates of the fund, or affiliates of affiliates of the fund (so-called "second tier" affiliates) ("Restricted Affiliates"). The 1940 Act does not restrict transactions with more distant affiliates of a fund. For several reasons, including, but not limited to, the facts that Citigroup appears at most to be a third tier affiliate of the Fund, that Citigroup does not control St. Paul Travelers, Nuveen, the Advisers or the Fund, and that St. Paul Travelers has committed to refrain from exerting influence over day-to-day investment operations of the Nuveen advisers, the Fund does not believe that Citigroup is a Restricted Affiliate and therefore expects to enter into transactions with Citigroup and its affiliates. However, the issue is not free from doubt, and any determination that Citigroup is a Restricted Affiliate of the Fund could result, pursuant to the 1940 Act, in prohibitions of or restrictions on such transactions. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Although NIAC does not believe that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on the Advisers' ability to perform their obligations under the Nuveen advisory agreements with the Fund or on the Fund's ability to pursue its investment objective and policies as described in this prospectus, there can be no assurance that it would not.


INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                                                              MANAGEMENT
AVERAGE DAILY MANAGED ASSETS                                     FEE
----------------------------                                  ----------
Up to $500 million..........................................    .9000%
$500 million to $1 billion..................................    .8750%
$1 billion to $1.5 billion..................................    .8500%
$1.5 billion to $2.0 billion................................    .8250%
Over $2.0 billion...........................................    .8000%

     Pursuant to an investment sub-advisory agreement between NIAC and NWQ, NWQ will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to NWQ's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:



                                                              PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                                   MANAGEMENT FEE
----------------------------                                  -----------------
Up to $200 million..........................................        55.0%
$200 million to $300 million................................        52.5%
$300 million and over.......................................        50.0%


     Pursuant to investment sub-advisory agreements between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                                              PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                                   MANAGEMENT FEE
----------------------------                                  -----------------
Up to $125 million..........................................        50.0%
$125 million to $150 million................................        47.5%
$150 million to $175 million................................        45.0%
$175 million to $200 million................................        42.5%
$200 million and over.......................................        40.0%


     In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend and interest disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing securities, expenses associated with any Borrowings, expenses of issuing any FundNotes or preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


     For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                                              PERCENTAGE REIMBURSED
YEAR ENDING                                                    (AS A PERCENTAGE OF
JANUARY 31,                                                      MANAGED ASSETS)
-----------                                                   ---------------------
2004(1).....................................................           .32%
2005........................................................           .32%
2006........................................................           .32%
2007........................................................           .32%
2008........................................................           .32%
2009........................................................           .32%
2010........................................................           .24%
2011........................................................           .16%
2012........................................................           .08%

------------

(1) From the commencement of operations.

     The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of common shares, par value $0.01 per share. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundNotes are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued interest on FundNotes have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundNotes would be at least 300% after giving effect to the distributions. If preferred shares are issued by the Fund, dividends or other distributions or purchases with respect to the common shares may occur only if the preferred shares have asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend, distribution or purchase price.

     The common shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                        DESCRIPTION OF PREFERRED SHARES

     The Fund's Amended and Restated Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders.

     Any decision to offer preferred shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve benefits to the common shareholders. Although the terms of the preferred shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a preferred shares offering, the Board has determined that the preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

     Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets measured immediately after issuance of the preferred shares. Currently, the Fund intends to make further use of financial leverage through the issuance of preferred shares (in an amount currently anticipated to represent approximately 8% of the Fund's Managed Assets). "Liquidation value" means the original purchase price, less the value of any senior securities representing indebtedness then outstanding, of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.


     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of common shares. The preferred shares have complete priority over the common shares as to distribution of assets, but will be subordinate to any FundNotes or other Borrowings.


     Preferred shares are required to be voting shares and to have equal voting rights with common shares. Except as otherwise indicated in any prospectus or statement of additional information relating to the issuance of preferred shares and except as otherwise required by applicable law, holders of preferred shares will vote together with common shareholders as a single class.

     Holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by common shareholders and holders of preferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares will be required, in addition to the single class vote of the holders of preferred shares and common shares.

     The terms of the preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase preferred shares and resell any shares so tendered. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to common shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of preferred shares. If the Board of Trustees determines to authorize such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

     The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and preferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the SAI under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

           REPURCHASE OF FUND SECURITIES; CONVERSION TO OPEN-END FUND


     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.


     Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees of the Fund will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all senior securities representing indebtedness, including FundNotes, and all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under "Repurchase of Fund Securities; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Fund Securities; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                       CERTAIN FEDERAL INCOME TAX MATTERS

     The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of FundNotes. Except as discussed under "Taxation of Non-U.S. Holders" and "Information Reporting and Backup Withholding," the discussion generally applies only to holders of FundNotes that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundNotes. This summary deals only with U.S. holders that hold FundNotes as capital assets and who purchase FundNotes in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, or U.S. holder of FundNotes whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundNotes in a qualified tax deferred account such as an IRA, or person that will hold FundNotes as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.



     This summary is based on the provisions of the Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this summary, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.



     As stated above, this summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of FundNotes in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of FundNotes, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.


FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its common and preferred shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of this excise tax, the Fund intends to make distributions to its common and preferred shareholders each year to satisfy this calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund would likely have less funds available to satisfy its current, and possibly future, obligations, including payments with respect to FundNotes.


     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.


FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDNOTES

     Under present law, the Fund is of the opinion that FundNotes will constitute indebtedness of the Fund for federal income tax purposes, which the below discussion assumes. The Fund intends to treat all payments made with respect to the FundNotes consistent with this characterization.


     Taxation of Interest. Payments or accruals of interest on FundNotes will generally be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.



     Purchase, Sale and Redemption of FundNotes. Initially, your tax basis in FundNotes acquired will generally be equal to your cost to acquire such FundNotes. This basis will increase by the amount, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such FundNotes, as discussed below. When you sell or exchange any of your FundNotes, or if any of your FundNotes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the FundNotes relinquished.



     Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your FundNotes generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed FundNotes were held for more than one year and will be short-term capital gain or loss if the disposed FundNote was held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder's ability to deduct capital losses may be limited.



     Amortizable Premium. If you purchase FundNotes at a cost greater than its stated principal amount, plus accrued interest, you will be considered to have purchased the FundNotes at a premium, and you may generally elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the FundNotes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the FundNotes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the FundNotes. Therefore, if you do not elect to amortize the premium and you hold the FundNotes to maturity, you generally will be required to treat the premium as a capital loss when the FundNotes are redeemed.



     Market Discount. If you purchase FundNotes at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the FundNotes generally will be treated as ordinary interest income to the extent of the market discount that accrued on the FundNotes during the time you held such FundNotes. "Market discount" is defined under the Code as the excess of the stated redemption price at maturity over the purchase price of the note, except that if market discount is less than 0.25% of the stated redemption price at maturity, multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry FundNotes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the FundNotes, or, at your election, under a constant yield method.

     You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the FundNotes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

INFORMATION REPORTING AND BACKUP WITHHOLDING


     In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on FundNotes and to the proceeds of the sale of FundNotes (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting will generally apply to payments of interest on the FundNotes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of FundNotes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.



     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of FundNotes who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.


TAXATION OF NON-U.S. HOLDERS


     If you are a non-resident alien individual or a foreign corporation (a "non-U.S. holder"), the payment of interest on the FundNotes generally will be considered "portfolio interest" and thus will generally be exempt from United States federal withholding tax. This exemption will apply to you provided that
(i) interest paid on the FundNotes is not effectively connected with your conduct of a trade or business in the United States, (ii) you are not a bank whose receipt of interest on the FundNotes is described in Section 881(c)(3)(A) of the Code, (iii) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund's stock entitled to vote, (iv) you are not a controlled foreign corporation that is related, directly or indirectly to the Fund through stock ownership and (v) you satisfy the certification requirements described below.


     To satisfy the certification requirements, either (1) the beneficial owner of any FundNotes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the FundNotes on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for FundNotes held by a foreign partnership and other intermediaries.

     Interest on FundNotes received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides the Fund with a properly executed IRS Form W-8BEN claiming such exemption or reduction.


     Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of FundNotes generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.



        CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, INTEREST PAYING AGENT,

                          TRUSTEE AND REDEMPTION AGENT


     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Trustee under the Indenture and serves as the Auction Agent with respect to the FundNotes and also acts as transfer agent, registrar, interest paying agent and redemption agent with respect to the FundNotes.

                                  UNDERWRITING


     Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the principal amount of FundNotes set forth opposite the name of such underwriter.



UNDERWRITERS                                                  SERIES F
------------                                                  --------
Citigroup Global Markets Inc. ..............................
Nuveen Investments LLC......................................
A.G. Edwards & Sons, Inc....................................
     Total..................................................


     The underwriting agreement provides that the obligations of the several underwriters to purchase the FundNotes included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the FundNotes if they purchase any of the FundNotes.


     The underwriters propose to offer some of the FundNotes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the FundNotes to certain dealers at the public offering
price less a concession not in excess of $     per FundNote. The sales load the
Fund will pay of $     per FundNote is equal to   % of the initial offering
price. One half of the sales load from this offering will be paid to certain underwriters based on their participation in the offering of the Fund's common shares. The underwriters may allow, and such dealers may reallow, a concession
not in excess of $     per FundNote on sales to certain other dealers. If all of
the FundNotes are not sold at the initial offering price, the underwriters may change the public offering price and other selling terms. Investors must pay for
any FundNotes purchased on or before           , 2004.



     The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than FundNotes. Citigroup Global Markets Inc. on behalf of the underwriters in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.



     The underwriting agreement provides that it may be terminated in the absolute discretion of Citigroup Global Markets Inc. without liability on the part of the underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the FundNotes, (i) trading in the Fund's common shares shall have been suspended by the Securities and Exchange Commission or the Exchange or trading in securities generally on the Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of Citigroup Global Markets Inc., impracticable or inadvisable to proceed with the offering or delivery of the FundNotes as contemplated by the prospectus (exclusive of any supplement thereto).



     The Fund anticipates that, from time to time, certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.


     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI.

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, is an affiliate of NIAC.

     The Fund, NIAC and NWQ have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.


                                 LEGAL OPINIONS


     Certain legal matters in connection with the FundNotes offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.


                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundNotes can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

                               TABLE OF CONTENTS
                  FOR THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objective........................................   S-1
Investment Restrictions.....................................   S-1
Investment Policies and Techniques..........................   S-3
Overall Fund Management.....................................   S-5
Subadviser Investment Philosophy and Process................   S-6
Portfolio Composition.......................................   S-8
Other Investment Policies and Techniques....................  S-18
Management of the Fund......................................  S-30
Investment Advisers.........................................  S-41
Portfolio Transactions and Brokerage........................  S-46
Net Asset Value.............................................  S-47
Additional Information Concerning Auctions For FundNotes....  S-47
Certain Provisions in the Declaration of Trust..............  S-49
Repurchase of Fund Securities; Conversion to Open-End
  Fund......................................................  S-50
Certain Federal Income Tax Matters..........................  S-52
Experts.....................................................  S-56
Custodian, Transfer Agent, Auction Agent, Interest Paying
  Agent, Trustee and Redemption Agent.......................  S-56
Additional Information......................................  S-56
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Appendix A - Summary of Certain Provisions of the
  Indenture.................................................   A-1
Appendix B - Auction Procedures.............................   B-1
Appendix C - Ratings of Investments.........................   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $78,000,000


                          NUVEEN TAX-ADVANTAGED TOTAL
                              RETURN STRATEGY FUND


                        SERIES F FUNDNOTES(TM), DUE 2034


                                ---------------

                                   PROSPECTUS

                                          , 2004

                                ---------------


                                   CITIGROUP


                            NUVEEN INVESTMENTS, LLC

                           A.G. EDWARDS & SONS, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SUBJECT TO COMPLETION, DATED APRIL 15, 2004


         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. Upon its formation, the Fund was named Nuveen Tax-Advantaged Dividend and Total Return Fund; however, the Fund's name was changed to Nuveen Tax-Advantaged Total Return Strategy Fund pursuant to the Amended and Restated Declaration of Trust, filed as an exhibit hereto.

         This Statement of Additional Information relating to FundNotes of the Fund ("FundNotes") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ________, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundNotes. Investors should obtain and read the Fund's Prospectus prior to purchasing FundNotes. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


Investment Objective ................................................................................   S-1
Investment Restrictions .............................................................................   S-1
Investment Policies and Techniques ..................................................................   S-3
Overall Fund Management .............................................................................   S-5
Subadviser Investment Philosophy and Process ........................................................   S-6
Portfolio Composition ...............................................................................   S-8
Other Investment Policies and Techniques ............................................................   S-18
Management of the Fund ..............................................................................   S-30
Investment Advisers .................................................................................   S-41
Portfolio Transactions and Brokerage ................................................................   S-46
Net Asset Value .....................................................................................   S-47
Additional Information Concerning Auctions For FundNotes ............................................   S-47
Certain Provisions in the Declaration of Trust ......................................................   S-49
Repurchase of Fund Securities; Conversion to Open-End Fund ..........................................   S-50
Certain Federal Income Tax Matters ..................................................................   S-52
Experts .............................................................................................   S-56
Custodian, Transfer Agent, Auction Agent, Interest Paying Agent, Trustee and Redemption Agent .......   S-56
Additional Information ..............................................................................   S-56
Report of Independent Auditors ......................................................................    F-1
Financial Statements ................................................................................    F-2
Appendix A - Summary of Certain Provisions of the Indenture .........................................    A-1
Appendix B - Auction Procedures .....................................................................    B-1
Appendix C - Ratings of Investments .................................................................    C-1


      This Statement of Additional Information is dated ____________, 2004.

                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and any preferred shares voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                            INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating senior loans;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

                  (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of common shares and preferred shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

         Under normal market circumstances, the Fund will invest primarily (at least 60% of its Managed Assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. It is anticipated that between 65% and 75% of the Funds' Managed Assets will be invested in dividend-paying common stocks.


         Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by shareholders who meet holding period and other requirements are taxed at long-term capital gain rates, which currently reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. See "The Fund's Investments" in the prospectus for a description of holding period requirements. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends, enabling individual shareholders who meet holding period and other requirements to receive the benefit of favorable tax treatment. Initially, between 70% and 85% of the Fund's Managed Assets will be invested in dividend-paying common stocks and preferred securities that the Fund believes will qualify for tax-advantaged dividends. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must currently hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). Congress plans to enact legislation that would change the 120-day period to 121 days and change the 180-day period to 181 days. These changes may be effective for dividends received beginning January 1, 2003. In addition, the Fund cannot be obligated (pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property.

         Similar holding period requirements apply to each shareholder's investment in the Fund. Subject to the pending legislation described above, in order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must currently hold his or her shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. The Fund's adviser believes that the Fund's investments in senior loans may provide opportunities for the Fund to (i) enhance total return through greater incremental returns on its senior loan investments over the Fund's interest or dividend payments by the Fund on its leverage through Borrowings and/or the issuance of preferred shares, respectively (ii) hedge the Fund's risk of increases in the interest rate on Borrowings and/or the preferred share dividend rate as a result of increases in short-term interest rates, and (iii) utilize the fully taxable ordinary income generated from the Fund's investments in senior loans to offset expenses of the Fund, so that in most years all or substantially all of the Fund's income distributions to individual shareholders who meet holding period and other requirements will qualify as tax-advantaged dividends. Nuveen Institutional Advisory Corp. ("NIAC") will be responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's assets to be invested in equity securities (including dividend-paying common and preferred stocks) and senior loans and other debt instruments.

         The Fund's Managed Assets allocated to equity securities are managed by NWQ Investment Management, LLC ("NWQ"). NWQ will seek to invest in common stocks of issuers that are, in its opinion, undervalued relative to the overall market and have significant potential for dividend growth and higher valuations. The Fund's Managed Assets allocated to senior loans and other debt instruments are managed by Symphony Asset Management LLC ("Symphony").

         The Fund intends to invest in common stocks and preferred stocks that generate dividend income that qualifies for favorable federal income tax treatment.

         The Fund may seek to enhance the level of tax-advantaged dividends it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock eligible to pay tax-advantaged dividends on or shortly after the date on which the Fund becomes eligible to receive a dividend payment on this stock. With the sale proceeds, the Fund would then immediately purchase another stock eligible to pay tax-advantaged dividends. The newly-purchased stock would be expected to pay a dividend that the Fund would receive before the next dividend of the stock sold by the Fund. Through this practice, the Fund may receive a greater number of dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. The use of dividend capture of strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks.

         Under normal circumstances:

         o The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated and offered, traded or listed in U.S. markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and that are converted into American Depository Receipts ("ADRs") immediately after purchase will count toward this 40% limitation. The Fund will not invest in securities of companies based in emerging market countries.

         o The Fund expects, with respect to that portion of its Managed Assets invested in preferred stocks, to invest primarily in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch), or (ii) unrated but judged to be of comparable quality by the Subadviser responsible for the investment.


         o The Fund may purchase senior loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 5% of the Fund's Managed Assets may be invested in securities rated below CCC- or Caa3, by S&P, Moody's or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments--Portfolio Composition and Other Information" and "Risk Factors- General Risks of the Fund-Below Investment Grade Risk" in the prospectus.


         o The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

         o        The Fund will not invest in inverse floating rate securities.

                             OVERALL FUND MANAGEMENT

         NIAC is responsible for the overall investment strategy and its implementation.

         NIAC oversees each Subadviser in its management of its designated portion of the Fund's portfolio. This oversight includes ongoing evaluation of each Subadviser's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

         NIAC also oversees the efforts by the Fund to minimize the taxes incurred by shareholders, as described in "The Fund's Investments--Tax-Managed Investing" in the Fund's Prospectus.

         NIAC will monitor the relative weightings of common stock, preferred stock, and senior loans and other debt instruments comprising the Fund's portfolio investments, which may vary with general market changes and changes in the value of the Fund's portfolio securities. NIAC will adjust the asset class weightings, within the policies and guidelines of the Fund, from time to time as it deems appropriate, to achieve a set of weightings that it believes is most desirable in pursuit of the Fund's investment objective.

         From time to time, NIAC may seek to enhance the Fund's potential after-tax total return by over-weighting or under-weighting one or more of the Fund's asset classes in the Fund's portfolio relative to their strategic long-term target allocations as described herein, as the relative attractiveness of the asset classes may change. In making such re-allocation decisions, NIAC will consult with the Subadvisers in assessing the relative attractiveness of the asset classes and will take into account the taxable income or short-term capital gains that might be generated as a result of portfolio transactions effected in connection with such re-allocation. NIAC presently expects that any re-allocation activity will be limited, and there is no assurance that it will succeed in enhancing after-tax total returns.

         NIAC also oversees the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to shareholders associated with using financial leverage. See "Use of Leverage" and "Hedging Transactions" in the Fund's Prospectus. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

                  SUBADVISER INVESTMENT PHILOSOPHY AND PROCESS

NWQ

         Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in dividend-paying common and preferred stocks involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

         o        attractive valuation and fundamentals

         o        favorable risk/reward and downside protection

         o catalysts or inflection points leading to an improvement in profitability or recognition of value

         Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

SYMPHONY

         Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

         Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.


TAX-MANAGED INVESTING OF THE FUND'S PORTFOLIO


         The Fund seeks to achieve high after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains.

         The Fund seeks to minimize distributions to shareholders that are taxed as ordinary income by investing principally in equity securities that pay tax-advantaged dividends. Such tax-advantaged dividends will be passed through to individual shareholders who meet holding period requirements through the Fund's distributions. The Fund also may invest a portion of its Managed Assets in senior loans and other debt instruments that generate fully taxable ordinary income, but expects that, under normal circumstances, expenses incurred by the Fund will offset all or a large portion of the Fund's fully taxable ordinary income, so that in most years all or substantially all of the Fund's income distributions to Common Shareholders will qualify as tax-advantaged dividends.


         Holders of FundNotes will receive interest and principal payments from the Fund and will not receive any distributions to which Holders of common or any preferred shares of the Fund are entitled, including tax-advantaged dividends.


         The Fund seeks to minimize distributions to shareholders that are taxed as capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a Subadviser makes a decision to sell a particular appreciated security, the Subadviser typically will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. A Subadviser also may sell securities to realize capital losses that can be used to offset realized capital gains, but such realized losses may not be used to offset tax-advantaged dividends or other ordinary income.

         Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities (each of which are treated differently for federal income tax purposes: (i) price appreciation; (ii) distributions of tax-advantaged dividends; (iii) distributions of other investment income; (iv) distributions of realized short-term capital gains; and
(v) distributions of long-term capital gains. For individual taxpayers, distributions of net investment income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder sells his or her shares. Upon sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis is realized. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.


         To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques, such as short sales of securities. By using these techniques rather that selling appreciated securities, the Fund can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends. See "Other Investment Policies and Techniques--Hedging Transactions."

                             PORTFOLIO COMPOSITION


         Portfolio Contents. Under normal market circumstances, the Fund will invest primarily in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. The Fund will also invest to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments that are not eligible to pay tax-advantaged dividends. Initially, it is anticipated that between 65% and 75% of the Fund's Managed Assets will be invested in dividend-paying common stocks. The Fund will seek to invest in common stocks of issuers that are undervalued relative to the overall market and have significant potential for dividend growth and higher valuations.



         Tax-Advantaged Dividends. The Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions to its common and preferred shareholders will qualify as tax-advantaged dividends, enabling shareholders who meet holding period and other requirements to receive the benefit of favorable tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by shareholders who meet holding period and other requirements are taxed at long-term capital gain rates, which currently reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. See "The Fund's Investments" in the Prospectus for a description of holding period requirements.


         The Fund's portfolio will be composed principally of the investments described below.

         Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 60% of its Managed Assets in common stocks of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the common stocks in which it will invest will primarily be value stocks of all capitalization ranges. NWQ will apply its value discipline to select stocks that it believes (i) are undervalued relative to the overall market and (ii) have significant potential for dividend growth and higher valuations. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in NWQ's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

         Preferred Stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock.

         Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

         In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stocks, although NWQ would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

         Shares of preferred stock have a liquidation value that generally equals that original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

         Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

         Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

         See "The Fund's Investments--Portfolio Composition and Other Information--Preferred Stocks" in the Fund's Prospectus for a general description of preferred stocks.


         Senior Loans. Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 15% of the Fund's Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

         Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund's net asset value.

         The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Borrowers may have senior loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

         Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, Symphony may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony's credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of Symphony of the likelihood that the Fund ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

         In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

         The amount of public information with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Symphony may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting senior loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

         No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of some senior loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

         If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

         Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the senior loan.

         The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

         Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances

(including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" below.

         Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

         Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

         Below Investment Grade Securities. Below investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds."

         Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Below investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

         Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Subadviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on a Subadviser's research and analysis when investing in below investment grade securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix C to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Subadviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Subadviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

         Trust Preferred Securities. Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Code or treatment as tax-advantaged dividends. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

         U.S. Government Debt Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities that include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

         Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

         Asset-Backed Securities. The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

         Zero Coupon and Payment-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


         Structured Notes. The Fund may use structured notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         A Subadviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by a Subadviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if a Subadviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

         Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon NWQ's or Symphony's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each of NWQ or Symphony may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. A Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

         The Fund may invest up to 40% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated and offered, traded or listed in U.S. markets. Common stocks of non-U.S. issuers purchased in non-U.S. markets and converted into American Depository Receipts ("ADRs") immediately after purchase will count toward this 40% limitation. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest in securities of companies based in emerging market countries. As used in this Statement of Additional Information, an "emerging market" country is any country determined to have an emerging markets economy, considering factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

         Securities of non-U.S. issuers include ADRs, Global Depositary Receipts
(GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in the Fund investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, a Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

NO INVERSE FLOATING RATE SECURITIES

         The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of a Subadviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Subadviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Subadviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends generally available to common and preferred shareholders. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when a Subadviser anticipates a change in the price of such security, the Subadviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Subadviser believes are more attractive given the Fund's investment objective.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

HEDGING TRANSACTIONS

         As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions solely for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments, and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors-- General Risks of the Fund-Hedging Risks" in the Fund's Prospectus.


         Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

         In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund and NIAC have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NIAC, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Certain Federal Income Tax Matters."


         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

         Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that an Adviser's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.


         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to an embedded index, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.


         Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, Borrowings, including FundNotes, and any preferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Fund shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INTEREST RATE TRANSACTIONS

         The Fund intends to manage the risk that its net income and/or returns may decrease due to rising market, interest or dividend rates on Borrowings (including FundNotes) or preferred shares through the Fund's portfolio investments in senior loans. The Fund expects to initially hedge between 50% and 70% of its exposure to interest rate risk from leverage through its portfolio investments in such floating rate senior secured loans. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of outstanding Borrowings, including FundNotes and preferred shares. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on Borrowings or any variable rate preferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund's investments in senior loans may potentially offset a portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the interest rate on Borrowings, including FundNotes, and the preferred share dividend rate.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.


         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Fund's portfolio. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Fund net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Fund net earnings. Buying interest rate caps could enhance the performance of the Fund by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage, less the amount of floating rate senior loans in the Fund's portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.



         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings, including FundNotes, or dividend payments on the preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Fund.


         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.


         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.


         The Fund may choose or be required to prepay any Borrowings or redeem some or all of FundNotes or any preferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 12. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, NWQ, Symphony or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUND:

Timothy R. Schwertfeger*       03/28/49     Chairman of the Board   Chairman and Director (since          144
333 West Wacker Drive                       and Trustee, 2003       1996) of Nuveen Investments,
Chicago, IL 60606                                                   Inc., Nuveen Investments,
                                                                    LLC, Nuveen Advisory Corp.
                                                                    and Nuveen Institutional
                                                                    Advisory Corp; Chairman and
                                                                    Director (since 1997) of
                                                                    Nuveen Asset Management,
                                                                    Inc.; Director (since 1996)
                                                                    of Institutional Capital
                                                                    Corporation; Chairman and
                                                                    Director (since 1999) of
                                                                    Rittenhouse Asset
                                                                    Management, Inc.; Chairman
                                                                    of Nuveen Investments
                                                                    Advisers Inc. (since 2002).
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND:

William E. Bennett             10/16/46     Trustee, 2003           Private Investor;                     144
333 West Wacker Drive                                               previously, President and
Chicago, IL 60606                                                   Chief Executive Officer,
                                                                    Draper & Kramer, Inc.,
                                                                    a private company
                                                                    that handles mortgage
                                                                    banking, real estate
                                                                    development, pension
                                                                    advisory and real
                                                                    estate management (1995
                                                                    - 1998); prior thereto,
                                                                    Executive Vice
                                                                    President and Chief
                                                                    Credit Officer, First
                                                                    Chicago Corporation and
                                                                    its principal
                                                                    subsidiary, The First
                                                                    National Bank of Chicago.

Robert P. Bremner               8/22/40   Trustee, 2003             Private Investor and                  144
333 West Wacker Drive                                               Management Consultant.
Chicago, IL 60606



---------------

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Lawrence H. Brown               7/29/34     Trustee, 2003             Retired (since 1989) as               144
333 West Wacker Drive                                                 Senior Vice President of The
Chicago, IL 60606                                                     Northern Trust Company;
                                                                      Director, Community
                                                                      Advisory Board for
                                                                      Highland Park and
                                                                      Highwood, United Way of
                                                                      the North Shore (since 2002).

Jack B. Evans                  10/22/48     Trustee, 2003             President, The Hall-Perrine           144
333 West Wacker Drive                                                 Foundation, a private
Chicago, IL 60606                                                     philanthropic corporation
                                                                      (since 1996); Director,
                                                                      Alliant Energy;
                                                                      Director and Vice
                                                                      Chairman, United Fire
                                                                      & Casualty Company;
                                                                      Director, Federal
                                                                      Reserve Bank of
                                                                      Chicago; formerly,
                                                                      President and Chief
                                                                      Operating Officer, SCI
                                                                      Financial Group, Inc.,
                                                                      a regional financial
                                                                      services firm.

Anne E. Impellizzeri**          1/26/33     Trustee, 2003             Retired, formerly Executive           144
333 West Wacker Drive                                                 Director (1998- 2001) of
Chicago, IL 60606                                                     Manitoga (Center for Russel
                                                                      Wright's Design with
                                                                      Nature); formerly,
                                                                      President and Executive
                                                                      Officer of
                                                                      Blanton-Peale
                                                                      Institutes Chief of
                                                                      Religion and Health
                                                                      (since 1990); prior
                                                                      thereto, Vice
                                                                      President, Metropolitan
                                                                      Life Insurance Co.

William L. Kissick**            7/29/32     Trustee, 2003             Professor Emeritus, School            144
333 West Wacker Drive                                                 of Medicine and the Wharton
Chicago, IL 60606                                                     School of Management and
                                                                      former Chairman, Leonard
                                                                      Davis Institute of Health
                                                                      Economics, University of
                                                                      Pennsylvania; Adjunct
                                                                      Professor, Health Policy and
                                                                      Management, Yale University.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------

Thomas E. Leafstrand**         11/11/31     Trustee, 2003             Retired; previously, Vice             144
333 West Wacker Drive                                                 President in charge of
Chicago, IL 60606                                                     Municipal Underwriting and
                                                                      Dealer Sales at The Northern
                                                                      Trust Company.






                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Peter R. Sawers**               4/3/33      Trustee, 2003             Adjunct Professor of                  144
333 West Wacker Drive                                                 Business and Economics,
Chicago, IL 60606                                                     University of Dubuque, Iowa;
                                                                      formerly (1991- 2000)
                                                                      Adjunct Professor, Lake
                                                                      Forest Graduate School
                                                                      of Management, Lake
                                                                      Forest, Illinois; prior
                                                                      thereto, Executive
                                                                      Director, Towers Perrin
                                                                      Australia, a management
                                                                      consulting firm;
                                                                      Chartered Financial
                                                                      Analyst; Director,
                                                                      Executive Service Corps
                                                                      of Chicago, a
                                                                      not-for-profit
                                                                      organization; Certified
                                                                      Management Consultant.

William J. Schneider            9/24/44     Trustee, 2003             Senior Partner and Chief              144
333 West Wacker Drive                                                 Operating Officer,
Chicago, IL 60606                                                     Miller-Valentine Group, Vice
                                                                      President,
                                                                      Miller-Valentine
                                                                      Realty, a construction
                                                                      company; Chair, Miami
                                                                      Valley Hospital; Chair,
                                                                      Dayton Development
                                                                      Coalition; formerly
                                                                      Member, Community
                                                                      Advisory Board,
                                                                      National City Bank,
                                                                      Dayton, Ohio and
                                                                      Business Advisory
                                                                      Council, Cleveland
                                                                      Federal Reserve Bank.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Judith M. Stockdale            12/29/47     Trustee, 2003             Executive Director, Gaylord           144
333 West Wacker Drive                                                 and Dorothy Donnelley
Chicago, IL 60606                                                     Foundation (since 1994);
                                                                      prior thereto, Executive
                                                                      Director, Great Lakes
                                                                      Protection Fund (from 1990
                                                                      to 1994).

Sheila W. Wellington**          2/24/32     Trustee, 2003             Clinical Professor of                 144
333 West Wacker Drive                                                 Management, Stern/NYU
Chicago, IL 60606                                                     Business School (since
                                                                      2003); formerly,
                                                                      President of Catalyst
                                                                      (a not-for-profit
                                                                      organization focusing
                                                                      on women's leadership
                                                                      development in business
                                                                      and the professions)
                                                                      (1993-2003).




-------------------------
** Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, current Board Members Leafstrand and Wellington will be retiring on June 30, 2004. In addition current Board Members Impellizzeri, Kissick and Sawers, who will not then have reached the age or service period at which retirement would be called for under the retirement policy, will also be retiring on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers will each receive a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
OFFICERS OF THE FUND:

Gifford R. Zimmerman            9/9/56      Chief Administrative      Managing Director (since              144
333 West Wacker Drive                       Officer, 2003             2002), Assistant Secretary
Chicago, IL 60606                                                     and Associate General
                                                                      Counsel, formerly, Vice
                                                                      President and Assistant
                                                                      General Counsel of Nuveen
                                                                      Investments, LLC; Managing
                                                                      Director (since 2002),
                                                                      General Counsel and
                                                                      Assistant Secretary,
                                                                      formerly, Vice President of
                                                                      Nuveen Advisory Corp. and
                                                                      Nuveen Institutional
                                                                      Advisory Corp.; Managing
                                                                      Director (since 2002),
                                                                      Assistant Secretary and
                                                                      Associate General Counsel,
                                                                      formerly, Vice President
                                                                      (since 2000), of Nuveen
                                                                      Asset Management, Inc.;
                                                                      Assistant Secretary of
                                                                      Nuveen Investments, Inc.
                                                                      (since 1994);  Assistant
                                                                      Secretary of NWQ Investment
                                                                      Management Company, LLC.
                                                                      (since 2002); Vice President
                                                                      and Assistant Secretary of
                                                                      Nuveen Investments Advisers
                                                                      Inc. (since 2002); Managing
                                                                      Director, Associate General
                                                                      Counsel and Assistant
                                                                      Secretary of Rittenhouse
                                                                      Asset Management, Inc.
                                                                      (since 2003); Chartered
                                                                      Financial Analyst.

Michael T. Atkinson             2/3/66      Vice President and        Vice President (since 2002),          144
333 West Wacker Drive                       Assistant Secretary,      formerly Assistant Vice
Chicago, IL 60606                           2003                      President (since 2000),
                                                                      previously, Associate of
                                                                      Nuveen Investments, LLC.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Peter H. D'Arrigo              11/28/67     Vice President and        Vice President of Nuveen              144
333 West Wacker Drive                       Treasurer, 2003           Investments, LLC (since
Chicago, IL 60606                                                     1999), prior thereto,
                                                                      Assistant Vice President
                                                                      (from 1997); Vice President
                                                                      and Treasurer (since 1999)
                                                                      of Nuveen Investments, Inc.;
                                                                      Vice President and Treasurer
                                                                      (since 1999) of Nuveen
                                                                      Advisory Corp. and Nuveen
                                                                      Institutional Advisory
                                                                      Corp.; Vice President and
                                                                      Treasurer of Nuveen Asset
                                                                      Management,  Inc. (since
                                                                      2002) and of Nuveen
                                                                      Investments Advisers Inc.;
                                                                      Assistant Treasurer of NWQ
                                                                      Investment Management
                                                                      Company, LLC. (since 2002);
                                                                      Vice President and Treasurer
                                                                      of Nuveen Rittenhouse Asset
                                                                      Management, Inc. (since May,
                                                                      2003); Chartered Financial
                                                                      Analyst.

Susan M. DeSanto                9/8/54      Vice President, 2003      Vice President of Nuveen              144
333 West Wacker Drive                                                 Advisory Corp. (since 2001);
Chicago, IL 60606                                                     previously, Vice President
                                                                      of Van Kampen Investment
                                                                      Advisory Corp. (since 1998);
                                                                      prior thereto, Assistant
                                                                      Vice President of Van Kampen
                                                                      Investment Advisory Corp.
                                                                      (since 1994).

Jessica R. Droeger              9/24/64     Vice President and        Vice President (since 2002)           144
333 West Wacker Drive                       Secretary, 2003           and Assistant General
Chicago, IL 60606                                                     Counsel (since 1998);
                                                                      formerly, Assistant Vice
                                                                      President (since 1998), of
                                                                      Nuveen Investments, LLC;
                                                                      Vice President (since 2002)
                                                                      and Assistant Secretary
                                                                      (since 1998), formerly
                                                                      Assistant Vice President, of
                                                                      Nuveen Advisory Corp. and
                                                                      Nuveen Institutional
                                                                      Advisory Corp.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Lorna C. Ferguson              10/24/45     Vice President, 2003      Managing Director (since              144
333 West Wacker Drive                                                 2004), previously, Vice
Chicago, IL 60606                                                     President of Nuveen
                                                                      Investments, LLC; Managing
                                                                      Director (since 2004),
                                                                      previously, Vice President
                                                                      of Nuveen Advisory Corp. and
                                                                      Nuveen Institutional
                                                                      Advisory Corp.



William M. Fitzgerald           3/2/64      Vice President, 2003      Managing Director (since              144
333 West Wacker Drive                                                 2002) of Nuveen Investments,
Chicago, IL 60606                                                     LLC; Managing Director
                                                                      (since 2001), formerly, Vice
                                                                      President of Nuveen Advisory
                                                                      Corp. and Nuveen
                                                                      Institutional Advisory Corp.
                                                                      (since 1995); Managing
                                                                      Director of Nuveen Asset
                                                                      Management, Inc. (since
                                                                      2001); Vice President of
                                                                      Nuveen Investments Advisers
                                                                      Inc. (since 2002); Chartered
                                                                      Financial Analyst.



Stephen D. Foy                  5/31/54     Vice President and        Vice President (since 1993)           144
333 West Wacker Drive                       Controller, 2003          and Funds Controller (since
Chicago, IL 60606                                                     1998) of Nuveen Investments,
                                                                      LLC; Vice President and
                                                                      Funds Controller (since
                                                                      1998) of Nuveen Investments,
                                                                      Inc.; Certified Public
                                                                      Accountant.



David J. Lamb                   3/22/63     Vice President, 2003      Vice President (since 2000)           144
333 West Wacker Drive                                                 of Nuveen Investments, LLC,
Chicago, IL 60606                                                     previously Assistant Vice
                                                                      President (since 1999);
                                                                      prior thereto, Associate
                                                                      of Nuveen Investments,
                                                                      LLC; Certified Public
                                                                      Accountant.



Tina M. Lazar                   8/27/61     Vice President, 2003      Vice President (since 1999),          144
333 West Wacker Drive                                                 previously Assistant Vice
Chicago, IL 60606                                                     President (since 1993) of
                                                                      Nuveen Investments, LLC.

                                                                                                     NUMBER OF
                                               POSITIONS AND          PRINCIPAL OCCUPATIONS,        PORTFOLIOS IN
                                              OFFICES WITH THE            INCLUDING OTHER            FUND COMPLEX
                                            FUND AND YEAR FIRST         DIRECTORSHIPS HELD,          OVERSEEN BY
      NAME AND ADDRESS         BIRTHDATE    ELECTED OR APPOINTED      DURING PAST FIVE YEARS           TRUSTEE
      ----------------         ---------    --------------------      -----------------------        -------------
Larry W.  Martin                7/27/51     Vice President and        Vice President, Assistant             144
333 West Wacker Drive                       Assistant Secretary,      Secretary and Assistant
Chicago, IL 60606                           2003                      General Counsel of Nuveen
                                                                      Investments, LLC; Vice
                                                                      President and Assistant
                                                                      Secretary of Nuveen Advisory
                                                                      Corp. and Nuveen
                                                                      Institutional Advisory
                                                                      Corp.; Assistant Secretary
                                                                      of Nuveen Investments, Inc.
                                                                      and (since 1997) of Nuveen
                                                                      Asset Management, Inc.; Vice
                                                                      President (since 2000),
                                                                      Assistant Secretary and
                                                                      Assistant General Counsel
                                                                      (since 1998) of Rittenhouse
                                                                      Asset Management, Inc.; Vice
                                                                      President and Assistant
                                                                      Secretary of Nuveen
                                                                      Investments Advisers Inc.
                                                                      (since 2002); Assistant
                                                                      Secretary of NWQ Investment
                                                                      Management Company, LLC.
                                                                      (since 2002).



Edward F. Neild, IV             7/7/65      Vice President, 2003      Managing Director (since              144
333 W. Wacker Drive                                                   2002) of Nuveen Investments,
Chicago, IL 60606                                                     LLC; Managing Director
                                                                      (since 1997), formerly Vice
                                                                      President (since 1996) of
                                                                      Nuveen Advisory Corp. and
                                                                      Nuveen Institutional
                                                                      Advisory Corp.; Managing
                                                                      Director of Nuveen Asset
                                                                      Management, Inc. (since
                                                                      1999); Chartered Financial
                                                                      Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.

         The nominating and governance committee is responsible for Board selection and tenure, selection and review of committees and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William
J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William E. Bennett, Chair, Lawrence H. Brown, Thomas E. Leafstrand, and Judith M. Stockdale.

         The Trustees are also trustees of 6 Nuveen open-end funds and 14 Nuveen closed-end funds managed by NIAC and 30 open-end funds and 93 closed-end funds managed by Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.


         The common shareholders of the Fund will elect trustees at the next annual meeting of common shareholders, unless any preferred shares are outstanding at that time, in which event holders of preferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by common shareholders and holders of preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. Holders of FundNotes have no right to vote for trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                     DOLLAR RANGE OF EQUITY        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
        NAME OF TRUSTEE              SECURITIES IN THE FUND           TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
        ---------------              ----------------------        -----------------------------------------------
Timothy R. Schwertfeger                        $0                                   Over $100,000
William E. Bennett                             $0                                   Over $100,000
Robert P. Bremner                              $0                                   Over $100,000
Lawrence H. Brown                              $0                                   Over $100,000
Jack B. Evans                                  $0                                   Over $100,000
Anne E. Impellizzeri                           $0                                   Over $100,000
William L. Kissick                             $0                                   Over $100,000
Thomas E. Leafstrand                           $0                                   Over $100,000
Peter R. Sawers                                $0                                   Over $100,000
William S. Schneider                           $0                                   Over $100,000
Judith M. Stockdale                            $0                                   Over $100,000
Sheila W. Wellington                           $0                                   Over $100,000




         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, NWQ, Symphony, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, NWQ, Symphony or Citigroup Global Markets Inc.


         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                                       TOTAL          AMOUNT OF TOTAL
                           ESTIMATED AGGREGATE     COMPENSATION        COMPENSATION
                               COMPENSATION        FROM FUND AND       THAT HAS BEEN
    NAME OF TRUSTEE             FROM FUND*         FUND COMPLEX**         DEFERRED
    ---------------        -------------------     --------------     ---------------
Timothy R. Schwertfeger        $     --               $     --            $     --
William E. Bennett                  861                 73,417              53,773
Robert P. Bremner                   861                 99,200              11,438
Lawrence H. Brown                   895                100,750                  --
Jack B. Evans                       895                 70,583              14,211
Anne E. Impellizzeri                641                 95,550              73,800
William L. Kissick                  641                 65,083              20,513

                                                       TOTAL          AMOUNT OF TOTAL
                           ESTIMATED AGGREGATE     COMPENSATION        COMPENSATION
                               COMPENSATION        FROM FUND AND       THAT HAS BEEN
    NAME OF TRUSTEE             FROM FUND*         FUND COMPLEX**         DEFERRED
    ---------------        -------------------     --------------     ---------------
Thomas E. Leafstrand                895                 71,133              38,471
Peter R. Sawers                     861                 95,750              73,029
William S. Schneider                881                 98,750              76,066
Judith M. Stockdale                 641                 94,000              18,204
Sheila W. Wellington                641                 61,583              46,174

---------

* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2005, representing the Fund's first full fiscal year, for services to the Fund.

** Based on the compensation paid to the trustees for the one year period ending 12/31/03 for services to the Nuveen open-end and closed-end funds.

         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

         Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                              INVESTMENT ADVISERS

         NIAC is responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.


         NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds
(106) and fund assets under management (approximately $47.1 billion) as of December 31, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $ 95 billion in assets under management as of, December 31, 2003. Nuveen Investments, Inc. is a publicly-traded company and a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


         Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the Exchange and trades under the symbol "JNC."


         Nuveen Investments, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2004: Nuveen Investments, Inc. has received from the Securities and Exchange Commission the following requests for information, each of which Nuveen Investments, Inc. believes was sent broadly to several investment-management firms: a September 4, 2003 letter regarding mutual fund "market timing" and related topics, a September 11, 2003 letter regarding the valuation of portfolio securities of funds that invest at least a majority of assets in securities that trade in non-U.S. markets and frequent trading in such funds, a January 29, 2004 letter regarding mutual fund revenue sharing and fund portfolio brokerage commissions, and a February 4, 2004 letter regarding high yield municipal bond funds. In addition, Nuveen Investments, Inc. received a subpoena dated November 4, 2003 from the Securities Division of the Commonwealth of Massachusetts in connection with a proceeding brought by the Securities Division against the Boston, Massachusetts office of a national broker-dealer firm. Nuveen Investments, Inc. has responded to the Securities and Exchange Commission requests of September 4, September 11, January 29 and February 4 and is continuing to respond to various related follow up requests. Nuveen Investments, Inc. has also responded to the subpoena from the Massachusetts Securities Division. In responding to these various requests, Nuveen Investments, Inc. has identified certain deficiencies in its historical e-mail archives, and it is taking steps to improve its overall record retention practices. Nuveen Investments, Inc. has from time to time discovered instances where shareholders of open-end funds managed by affiliates of Nuveen Investments, Inc. traded in and out of a fund more frequently than appropriate. In addition, during the process of responding to the requests referenced above, Nuveen Investments, Inc. identified certain additional instances where open-end fund shareholders were able to trade in and out of a fund more frequently than appropriate, which occurred in most cases because they traded in dollar amounts below the monitoring threshold established to implement the fund's policy. In the regular course of its business, whenever Nuveen Investments, Inc. has identified inappropriate trading activity in a fund, it has taken steps to terminate the related account.

         NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to dividend-paying equity securities. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $13.6 billion in assets under management as of December 31, 2003.


         NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.


         Jon D. Bosse, David B. Iben and Michael Carne are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated to dividend-paying equity securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Bosse also is the manager for a mutual fund sponsored by Nuveen. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Bosse and Mr. Iben also are co-portfolio managers of another closed-end fund sponsored by Nuveen. Mr. Carne, CFA, has been a Senior Vice President and portfolio manager of NWQ since 2002. From 2000 to 2002 he was a Principal and portfolio manager with Standard Group Holdings. Prior thereto, Mr. Carne was Principal and portfolio manager with Carne, O'Brient, Ferry & Roth.



         Symphony, 555 California Street, San Francisco, CA 94104, is a subadviser to the Fund responsible for managing the portion of the Fund's Managed Assets allocated to senior loans and other debt instruments. Symphony specializes in the management of market-neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $2.9 billion in assets under management as of December 31, 2003. Symphony is an indirect wholly owned subsidiary of Nuveen.


         Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in senior loans and other debt instruments. Mr. Stein is the Director of Fixed Income Securities at Symphony and has been lead portfolio manager for high yield strategies at Symphony since 1999. He is also a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a fixed income portfolio manager at Symphony. He is also a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.






         Citigroup Inc. ("Citigroup") and its affiliates currently own for their own account greater than five percent (but less than 10%) of the voting securities of St. Paul Travelers and, as a result, Citigroup is deemed to be an affiliate of St. Paul Travelers. The 1940 Act restricts a fund's transactions with affiliates of the fund, or affiliates of affiliates of the fund (so-called "second tier" affiliates) ("Restricted Affiliates"). The 1940 Act does not restrict transactions with more distant affiliates of a fund. For several reasons, including, but not limited to, the facts that Citigroup appears at most to be a third tier affiliate of the Fund, that Citigroup does not control St. Paul Travelers, Nuveen, the Advisers or the Fund, and that St. Paul Travelers has committed to refrain from exerting influence over day-to-day investment operations of the Nuveen advisers, the Fund does not believe that Citigroup is a Restricted Affiliate and therefore expects to enter into transactions with Citigroup and its affiliates. However, the issue is not free from doubt, and any determination that Citigroup is a Restricted Affiliate of the Fund could result, pursuant to the 1940 Act, in prohibitions of or restrictions on such transactions. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Although NIAC does not believe that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on the Advisers' ability to perform their obligations under the Nuveen advisory agreements with the Fund or on the Fund's ability to pursue its investment objective and policies as described in this prospectus, there can be no assurance that it would not.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

               AVERAGE DAILY MANAGED ASSETS                    MANAGEMENT FEE
               ----------------------------                    --------------
Up to $500 million......................................            .9000%
$500 million to $1 billion..............................            .8750%
$1 billion to $1.5 billion..............................            .8500%
$1.5 billion to $2.0 billion............................            .8250%
Over $2.0 billion.......................................            .8000%


         Pursuant to an investment sub-advisory agreement between NIAC and NWQ, NWQ will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to NWQ's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:




                                                 PERCENTAGE OF NET
           AVERAGE DAILY MANAGED ASSETS            MANAGEMENT FEE
           ----------------------------          -----------------
Up to $200 million...........................         55.0%
$200 million to $300 million.................         52.5%
$300 million and over........................         50.0%










         Pursuant to investment sub-advisory agreements between NIAC and Symphony, Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                                              PERCENTAGE OF NET
               AVERAGE DAILY MANAGED ASSETS                    MANAGEMENT FEE
               ----------------------------                    --------------
Up to $125 million......................................            50.0%
$125 million to $150 million............................            47.5%
$150 million to $175 million............................            45.0%
$175 million to $200 million............................            42.5%
$200 million and over                                               40.0%

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing securities, expenses associated with any Borrowings, expenses of issuing the FundNotes or any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                PERCENTAGE REIMBURSED                    PERCENTAGE REIMBURSED
YEAR ENDING      (AS A PERCENTAGE OF     YEAR ENDING      (AS A PERCENTAGE OF
JANUARY 31,        MANAGED ASSETS)       JANUARY 31,         MANAGED ASSETS)
-----------     ---------------------    -----------     --------------------
  2004(1)             .32%                  2009                  .32%
  2005                .32%                  2010                  .24%
  2006                .32%                  2011                  .16%
  2007                .32%                  2012                  .08%
  2008                .32%

---------
(1)   From the commencement of operations.


         The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.


         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2005. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, NWQ, Symphony and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials furnished by each of NWQ and Symphony in May 2003, including information regarding NWQ and Symphony, their respective affiliates and personnel, operations and financial condition. The independent trustees reviewed additional information furnished by Symphony in July 2003. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, NWQ and Symphony, the proposed fees to be charged by

NIAC, NWQ and Symphony for investment management services, the profitability to NIAC, NWQ and Symphony of their relationships with the Fund, fall-out benefits to NIAC, NWQ and Symphony from that relationship, economies of scale achieved by NIAC, NWQ and Symphony, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, NWQ, and Symphony and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC, NWQ and Symphony the Fund's operations and each of NIAC's, NWQ's and Symphony's ability to provide advisory and other services to the Fund.

         The Fund, NIAC, Nuveen, NWQ, Symphony, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, NWQ and Symphony can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

         The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Subadviser responsible for the assets to which the proxy relates in accordance with that Subadviser's proxy voting procedures.

         The Fund has granted to NWQ the authority to vote proxies on its behalf with respect to the assets managed by NWQ. A senior member of NWQ is responsible for oversight of the Fund's proxy voting process. NWQ has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to NWQ on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client's request.

         NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies.

         The Fund has granted Symphony the authority to vote proxies on its behalf with respect to assets managed by Symphony. Symphony also uses the services of ISS. The proxy voting policies and procedures of ISS are reviewed and approved each year by the management of Symphony. Symphony believes that following the proxy voting guidelines established by ISS allows it to always vote proxies in the best interests of the Fund and avoids conflicts of interest.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, each Subadviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of any Subadviser except in compliance with the 1940 Act.

         With respect to interests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. See "Risk Factors" in the Prospectus.

         It is the policy of each Subadviser to seek the best execution under the circumstances of each trade. A Subadviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Subadviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Subadviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a Subadviser's own research efforts, the receipt of research information is not expected to reduce significantly a Subadviser's expenses. While the Subadviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Subadvisers in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Each Subadviser may manage other investment accounts and investment companies for other clients which have investment objective similar to those of the Fund. Subject to applicable laws and regulations, a Subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from each Subadviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                NET ASSET VALUE

         The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner except that Nasdaq National List securities are valued using the Nasdaq Official Closing Price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. The prices of fixed-income securities and senior loans are provided by a pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked price. When price quotes are not readily available for fixed-income securities, the pricing service establishes fair market value based on yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral and general market conditions. When price quotes are not readily available for senior loans, the pricing service establishes fair market value using a wide range of market data, evaluations of anticipated cash flows or collateral and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that preset prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee may determine the fair value for the security.

                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                                  FOR FUNDNOTES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundNotes so long as the Applicable Rate for FundNotes of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundNotes. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundNotes. One certificate for all of the FundNotes of each series of FundNotes will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundNotes contained in the Indenture. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundNotes. Cede & Co. will be the holder of record of all FundNotes of each series of FundNotes and owners of such FundNotes will not be entitled to receive certificates representing their ownership interest in such FundNotes.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundNotes, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of FundNotes, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of FundNotes" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for FundNotes will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundNotes placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundNotes will be placed by a Broker-Dealer if such FundNotes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such FundNotes as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such FundNotes as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Amended and Restated Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shares held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and any preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and any preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and any preferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's preferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           REPURCHASE OF FUND SECURITIES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. If the Fund were to convert to an open-end investment company, the Fund would have to redeem the FundNotes prior to such conversion.


         Notwithstanding the foregoing, at any time when the Fund's FundNotes are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued FundNotes interest has been paid and
(2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 300% of the liquidation value of the outstanding FundNotes (expected to equal the original purchase price per share plus any accrued and unpaid interest thereon). If issued, dividends may only be declared on any preferred shares if the FundNotes have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividends. The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.


         Subject to its investment limitations, the Fund may borrow to finance the repurchase of securities or to make a tender offer. Interest on any borrowings to finance security repurchase transactions or the accumulation of cash by the Fund in anticipation of security repurchases or tenders will reduce the Fund's net income. Any security repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.


         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's common shares and any preferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's preferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund's common shares would no longer be listed on the Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares or FundNotes are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risk Factors--Concentration Risk" and "Risk Factors--Leverage Risk."


         Before deciding whether to take any action if the Fund's common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                       CERTAIN FEDERAL INCOME TAX MATTERS

         The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of FundNotes. Except as discussed under "Taxation of Non-U.S. Holders" and "Information Reporting and Backup Withholding," the discussion generally applies only to holders of FundNotes that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundNotes. This summary deals only with U.S. holders that hold FundNotes as capital assets and who purchase FundNotes in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, or U.S. holder of FundNotes whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundNotes in a qualified tax deferred account such as an IRA, or person that will hold FundNotes as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.


         This summary is based on the provisions of the Internal Revenue Code of 1986, as amended ("the Code"), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this SAI, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.


         As stated above, this summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of FundNotes in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of FundNotes, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its common and preferred shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of this excise tax, the Fund intends to make distributions to its common and preferred shareholders each year to satisfy this calendar year distribution requirement.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund would likely have less funds available to satisfy its current, and possibly future, obligations, including payments with respect to FundNotes.


         The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDNOTES

         Under present law, the Fund is of the opinion that FundNotes will constitute indebtedness of the Fund for federal income tax purposes, which the below discussion assumes. The Fund intends to treat all payments made with respect to the FundNotes consistent with this characterization.

         Taxation of Interest. Payments or accruals of interest on FundNotes will generally be taxable to you as interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.


         Purchase, Sale and Redemption of FundNotes. Initially, your tax basis in FundNotes acquired will generally be equal to your cost to acquire such FundNotes. This basis will increase by the amount, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such FundNotes, as discussed below. When you sell or exchange any of your FundNotes, or if any of your FundNotes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the FundNotes relinquished.


         Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your FundNotes generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed FundNotes were held for more than one year and will be short-term capital gain or loss if the disposed FundNote was held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder's ability to deduct capital losses may be limited.


         Amortizable Premium. If you purchase FundNotes at a cost greater than its stated principal amount, plus accrued interest, you will be considered to have purchased the FundNotes at a premium, and you may generally elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the FundNotes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the Internal Revenue Service ("IRS"). If you elect to amortize the premium, you will be required to reduce your tax basis in the FundNotes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the FundNotes. Therefore, if you do not elect to amortize the premium and you hold the FundNotes to maturity, you generally will be required to treat the premium as a capital loss when the FundNotes are redeemed.

         Market Discount. If you purchase FundNotes at a price that reflects a "market discount" any principal payments on, or any gain that you realize on the disposition of the FundNotes generally will be treated as ordinary interest income to the extent of the market discount that accrued on the FundNotes during the time you held such FundNotes. "Market discount" is defined under the Code as the excess of the stated redemption price at maturity over the purchase price of the note, except that if market discount is less than 0.25% of the stated redemption price at maturity, multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry FundNotes. In general, market discount will be treated as accruing ratably over the term of the FundNotes, or, at your election, under a constant yield method.

         You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the FundNotes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         In general, information reporting requirements will apply to payments of principal, interest, and premium paid on FundNotes (including redemption proceeds) and to the proceeds of the sale of FundNotes paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting will generally apply to payments of interest on the FundNotes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of FundNotes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.


         The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of FundNotes who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

TAXATION OF NON-U.S. HOLDERS

         If you are a non-resident alien individual or a foreign corporation (a "non-U.S. holder"), the payment of interest on the FundNotes generally will be considered "portfolio interest" and thus will generally be exempt from United States federal withholding tax. This exemption will apply to you provided that
(i) interest paid on the FundNotes is not effectively connected with your conduct of a trade or business in the United States, (ii) you are not a bank whose receipt of interest on the FundNotes is described in Section 881(c)(3)(A) of the Code, (iii) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund's stock entitled to vote, (iv) you are not a controlled foreign corporation that is related, directly or indirectly to the Fund through stock ownership, and (v) you satisfy the certification requirements described below.

         To satisfy the certification requirements, either (1) the beneficial owner of any FundNotes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the FundNotes on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for FundNotes held by a foreign partnership and other intermediaries.

         Interest on FundNotes received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides the Fund with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

         Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of FundNotes generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

                                     EXPERTS

         The Financial Statements of the Fund as of __________, 2004, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

                   CUSTODIAN, TRANSFER AGENT, AUCTION AGENT,
             INTEREST PAYING AGENT, TRUSTEE AND REDEMPTION AGENT


         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Trustee under the Indenture and serves as the Auction Agent with respect to the FundNotes and acts as transfer agent, registrar, interest paying agent and redemption agent with respect to the FundNotes.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the FundNotes of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the FundNotes offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Tax-Advantaged Total Return Strategy Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") as of January 6, 2004 and the related statement of operations for the period from October 1, 2003 (date of organization) through January 6, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at January 6, 2004, and the results of its operations for the period from October 1, 2003 (date of organization) through January 6, 2004, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Chicago, Illinois
January 7, 2004

                   NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

                              FINANCIAL STATEMENTS

                  Nuveen Tax-Advantaged Total Return Strategy Fund
                      Statement of Assets and Liabilities
                               January 6, 2004


Assets:
   Cash.............................................................. $  100,084
   Offering costs....................................................    800,000
   Receivable from Adviser...........................................     11,500
                                                                      ----------
      Total assets...................................................    911,584
                                                                      ----------

Liabilities:
   Accrued offering costs............................................    800,000
   Payable for organization costs....................................     11,500
                                                                      ----------
      Total liabilities..............................................    811,500
                                                                      ----------
FundPreferred Shares, $25,000 liquidation value; unlimited number of
   shares authorized, no shares outstanding..........................          -
                                                                      ----------
Net assets applicable to Common Shares............................... $  100,084
                                                                      ==========

Net asset value per Common Share outstanding ($100,084 divided
   by 5,240 Common Shares outstanding)............................... $    19.10
                                                                      ==========
Net assets applicable to Common Shares represent:
   Common Shares, $.01 par value; unlimited number of shares
      authorized, 5,240 shares outstanding........................... $       52
   Paid-in surplus...................................................    100,032
                                                                      ----------
                                                                      $  100,084
                                                                      ==========

                   NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND


                            Statement of Operations
   Period from October 1, 2003 (date of organization) through January 6, 2004

Investment income..................................................  $     --
                                                                     --------

Expenses:
 Organization costs................................................    11,500
 Expense reimbursement.............................................   (11,500)
                                                                     --------
   Total expenses..................................................        --
                                                                     --------
Net investment income..............................................  $     --
                                                                     ========

Note 1:  Organization

The Fund was organized as a Massachusetts business trust on October 1, 2003, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,240 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc., has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.04 per Common Share.


The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.


The Fund is authorized by its Declaration of Trust to utilize financial leverage through borrowing, issuing commercial paper or notes and/or offering Preferred Shares ("FundPreferred Shares"). FundPreferred Shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2:  Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of Common shares upon the commencement of Fund operations.

If the Fund offers FundPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in surplus.

Note 3:  Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon the commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including the principal amount of borrowings and any FundPreferred shares outstanding ("Managed Assets")) to 0.8000% of the average daily Managed Assets in excess of $2 billion.


In addition to the reimbursement and waiver of organization and Common share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first five full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.


Note 4:  Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions, if any.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
March 17, 2004

ASSETS
Investments, at market value (cost $290,858,317)                    $  294,226,534

Receivables:
  Dividends                                                                490,375
  Interest                                                                 193,849
                                                                    --------------
  Total assets                                                         294,910,758
                                                                    --------------



LIABILITIES
Payable for investments purchased                                       25,860,376
Accrued expenses:
  Management fees                                                           70,076
  Organization and offering costs                                          565,500
  Other                                                                     37,563
Common share dividends payable                                           1,018,361
                                                                    --------------
  Total liabilities                                                     27,551,876
                                                                    --------------

Net assets applicable to Common shares                              $  267,358,882
                                                                    ==============

Common shares outstanding                                               13,855,240
                                                                    ==============

Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                      $        19.30
                                                                    ==============



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:


Common shares, $.01 par value per share                             $      138,552
Paid-in surplus                                                        263,942,532
Undistributed (Over-distribution of)
 net investment income                                                     (90,419)
Accumulated net realized gain from investment transactions                      --
Net unrealized appreciation of investments                               3,368,217
                                                                    --------------
Net assets                                                          $  267,358,882
                                                                    ==============
Authorized shares:
  Common                                                                 Unlimited
  FundPreferred shares                                                   Unlimited
                                                                    ==============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period January 27, 2004 (commencement of operations) through March 17, 2004

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $8,311)                 $    911,478
Interest                                                               232,767
Fees                                                                    10,521
                                                                  ------------
Total investment income                                              1,154,766
                                                                  ------------

EXPENSES
Management fees                                                        304,807
Shareholders' servicing agent fees and expenses                            804
Custodian's fees and expenses                                           10,950
Trustees' fees and expenses                                                986
Professional fees                                                        6,398
Shareholders' reports - printing and mailing expenses                    6,301
Investor relations expense                                               4,625
Other expenses                                                             329
                                                                  ------------
Total expenses before expense reimbursement                            335,200
  Expense reimbursement                                               (108,376)
                                                                  ------------
Net expenses                                                           226,824
                                                                  ------------
Net investment income                                                  927,942
                                                                  ------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                          --
Change in net unrealized appreciation
 of investments                                                      3,368,217
                                                                  ------------
Net gain from investments                                            3,368,217
                                                                  ------------
Net increase in net assets applicable to
 Common shares from operations                                    $  4,296,159
                                                                  ============


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period January 27, 2004 (commencement of operations) through March 17, 2004

OPERATIONS
Net investment income                                     $      927,942
Net realized gain from investments                                    --
Change in net unrealized appreciation
 of investments                                                3,368,217
                                                          --------------

Net increase in net assets applicable to
 Common shares from operations                                 4,296,159
                                                          --------------

DISTRIBUTION TO COMMON SHAREHOLDERS
From net investment income                                    (1,018,361)
                                                          --------------
Decrease in net assets applicable to Common
 shares from distributions to Common shareholders             (1,018,361)
                                                          --------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                      263,981,000
                                                          --------------

Net increase in net assets applicable to Common shares
 from capital share transactions                             263,981,000
                                                          --------------
Net increase in net assets applicable
 to Common Shares                                            267,258,798
Net assets applicable to Common shares at the
 beginning of period                                             100,084
                                                          --------------

Net assets applicable to Common shares at the end
 of period                                                $  267,358,882
                                                          ==============

Undistributed (Over-distribution of) net investment
 income at the end of period                              $      (90,419)
                                                          ==============
STATEMENT OF CASH FLOWS (UNAUDITED)
For the Period January 27, 2004 (commencement of operations) through
March 17, 2004

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
 FROM OPERATIONS                                            $    4,296,159
Adjustments to Reconcile the Net Increase in Net Assets
 Applicable to Common Shares from Operations to Net Cash Used in
  Operating Activities:
    Purchase of investment securities                          (246,893,523)
    Short-term investment securities, net                       (43,997,976)
    Proceeds from disposition of investment securities               17,248
    Accretion/Amortization of discounts and premiums, net            16,040
    Increase in dividends receivable                               (490,375)
    Increase in interest receivable                                (193,849)
    Increase in investments purchased payable                    25,860,376
    Increase in management fees payable                              70,076
    Increase in other liabilities                                    37,563
    Net unrealized appreciation of investments                   (3,368,217)
    Net realized gain from paydowns                                    (106)
                                                             --------------
  Net cash used in operating activities                        (264,646,584)
                                                             --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from sale of Common shares                         263,981,000
Increase in organization and offering costs payable                 565,500
                                                             --------------
Net cash provided by financing activities                       264,546,500
                                                             --------------
NET DECREASE IN CASH                                               (100,084)
Cash at the beginning of period                                     100,084
                                                             --------------
CASH AT THE END OF PERIOD                                    $           --
                                                             ==============


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities and senior loans, the pricing service establishes fair market value using a wide range of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the primary market is considered the date on which the loan allocations are determined. Realized gains and losses from such transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 17, 2004, the Fund had outstanding delayed delivery purchase commitments of $10,499,669.


Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consist primarily of senior loan amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original senior loan agreement.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Commencing with the first dividend, the Fund intends to declare monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.



In the future, the Fund will consider making monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). If a Managed Distribution Policy is adopted, the Fund will seek to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. During the period January 27, 2004 (commencement of operations) through March 17, 2004, no such credit was recorded.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.04 per Common share. The Fund's share of Common share offering costs of $ 554,000 was recorded as a reduction of the proceeds from the sale of Common shares.

If the Fund offers FundNotes, the offering costs will be capitalized and amortized over the life of the FundNotes.

If the Fund offers FundPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund sold 13,850,000 Common shares during the period January 27, 2004 (commencement of operations) through March 17, 2004.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the period January 27, 2004 (commencement of operations) through March 17, 2004, were as follows:

----------------------------------------------------------------

Purchases                                      $  246,893,523

Sales                                                  17,248

===============================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to treatment of paydown gains and losses on senior loans, recognition of premium amortization on debt securities, and timing differences in recognizing certain gains and losses on security transactions.

-------------------------------------------------------------------------------
Cost of investments                                              $  290,876,517
===============================================================================

-------------------------------------------------------------------------------
Gross unrealized:

  Appreciation                                                   $    5,423,882

  Depreciation                                                       (2,073,865)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments                       $    3,350,017
===============================================================================



The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. For (commencement of operations) tax purposes, no distributions were made during the period January 27, 2004 (commencement of operations) through March 17, 2004.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily net assets of the Fund including assets attributable to the principal amount of borrowings and any FundPreferred shares outstanding.


AVERAGE DAILY MANAGED ASSETS                                                 MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $500 million                                                         .9000%
For the next $500 million                                                          .8750
For the next $500 million                                                          .8500
For the next $500 million                                                          .8250
For Managed Assets over $2 billion                                                 .8000
======================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ and key management owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt investments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:



                                  PERCENTAGE                                        PERCENTAGE
                                  REIMBURSED                                        REIMBURSED
                               (AS A PERCENTAGE                                  (AS A PERCENTAGE
YEAR ENDING                     OF AVERAGE DAILY         YEAR ENDING             OF AVERAGE DAILY
JANUARY 31,                      MANAGED ASSETS)          JANUARY 31,              MANAGED ASSETS)
-------------                  -----------------         -------------           -----------------
2004*........................         .32%               2009 ................          .32%
2005 ........................         .32                2010 ................          .24
2006 ........................         .32                2011 ................          .16
2007 ........................         .32                2012 ................          .08
2008 ........................         .32

---------------
* From the commencement of operations.



The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.


6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At March 17, 2004, there were no such unfunded senior loan commitments.


7. SENIOR LOAN PARTICIPATION COMMITMENTS


With respect to the portion of the Fund's portfolio allocated to senior loans, the Fund may: 1)invest in assignments; 2)act as a participant in primary lending syndicates; or 3)invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At March 17, 2004, there were no such outstanding participation commitments.

                   NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA) PORTFOLIO OF INVESTMENTS (Unaudited)
                   3/17/2004

SHARES             DESCRIPTION                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------------------
                   COMMON STOCKS - 69.4% (63.0% OF TOTAL INVESTMENTS)
                   AEROSPACE & DEFENSE - 4.1%
            90,000 Lockheed Martin Corporation                                                                  $4,002,300
           235,000 Raytheon Company                                                                              7,064,100
---------------------------------------------------------------------------------------------------------------------------

                   AUTOMOBILE PARTS - 1.3%
           330,000 Delphi Corporation                                                                            3,465,000
---------------------------------------------------------------------------------------------------------------------------

                   BANKING - 6.1%
            60,000 Bank of America Corporation                                                                   4,827,000
           160,000 IndyMac Bancorp, Inc.                                                                         5,704,000
           140,000 J.P. Morgan Chase & Co.                                                                       5,919,200
---------------------------------------------------------------------------------------------------------------------------

                   CHEMICALS/DIVERSIFIED - 1.1%
           257,000 DSM NV Sponsored ADR                                                                          2,942,650
---------------------------------------------------------------------------------------------------------------------------

                   CONSUMER PRODUCTS - 1.9%
            80,000 Kimberly-Clark Corporation                                                                    4,947,200
---------------------------------------------------------------------------------------------------------------------------

                   DIVERSIFIED ENERGY HOLDING COMPANY - 1.9%
            80,000 Dominion Resources, Inc.                                                                      5,188,800
---------------------------------------------------------------------------------------------------------------------------

                   DIVERSIFIED METALS - 2.1%
            55,000 Rio Tinto plc Sponsored ADR                                                                   5,587,450
---------------------------------------------------------------------------------------------------------------------------

                   ENERGY - 2.2%
           115,000 Kerr-McGee Corporation                                                                        5,828,200
---------------------------------------------------------------------------------------------------------------------------

                   FOOD & SOFT DRINKS - 1.2%
           142,000 J. Sainsbury plc Sponsored ADR                                                                3,138,200
---------------------------------------------------------------------------------------------------------------------------

                   GROCERY CHAIN - 1.5%
           175,000 Albertson's, Inc.                                                                             3,991,750
---------------------------------------------------------------------------------------------------------------------------

                   HARDWARE & TOOLS - 1.3%
           145,000 Newell Rubbermaid Inc.                                                                        3,394,450
---------------------------------------------------------------------------------------------------------------------------

                   INSURANCE BROKERAGE - 2.9%
           285,000 Aon Corporation                                                                               7,686,450
---------------------------------------------------------------------------------------------------------------------------

                   INSURANCE/MULTI-LINE - 1.9%
            80,000 The Hartford Financial Services Group, Inc.                                                   5,096,800
---------------------------------------------------------------------------------------------------------------------------

                   INTEGRATED ELECTRIC UTILITY - 1.6%
           400,000 Korea Electric Power Corporation Sponsored ADR                                                4,344,000
---------------------------------------------------------------------------------------------------------------------------

                   OFFICE ELECTRONICS - 2.4%
           155,000 Pitney Bowes Inc.                                                                             6,485,200
---------------------------------------------------------------------------------------------------------------------------

                   OIL - 1.9%
            55,000 Total SA Sponsored ADR                                                                        4,989,600
---------------------------------------------------------------------------------------------------------------------------

                   OIL SERVICES - 6.1%
            40,000 ChevronTexaco Corporation                                                                     3,556,800
           110,000 ConocoPhillips                                                                                7,579,000
            53,000 ENI S.p.A. Sponsored ADR                                                                      5,220,500
---------------------------------------------------------------------------------------------------------------------------

                   PAPER - 3.2%
           110,000 International Paper Company                                                                   4,567,200
           175,000 Packaging Corp. of America                                                                    3,995,250
---------------------------------------------------------------------------------------------------------------------------

                   RAILROAD - 1.5%
            65,000 Union Pacific Corporation                                                                     4,026,750
---------------------------------------------------------------------------------------------------------------------------

                   SUGAR - 1.2%
           140,000 Tate & Lyle plc Sponsored ADR                                                                 3,192,000
---------------------------------------------------------------------------------------------------------------------------

                   TELECOMMUNICATIONS - 8.1%
           100,000 KT Corporation Sponsored ADR                                                                  1,939,000
           235,000 SBC Communications Inc.                                                                       5,764,550
           230,000 Sprint Corporation                                                                            4,105,500
            98,000 Telecom Italia S.p.A. Sponsored ADR                                                           2,948,820
           190,000 Verizon Communications Inc.                                                                   7,094,600
---------------------------------------------------------------------------------------------------------------------------

                   TOBACCO - 5.1%
           140,000 Altria Group, Inc.                                                                            7,669,200
           210,000 Loews Corp. - Carolina Group                                                                  5,953,500
---------------------------------------------------------------------------------------------------------------------------

                   U.S. BANK HOLDING COMPANY - 2.2%
           100,000 Wells Fargo & Company                                                                         5,837,000
---------------------------------------------------------------------------------------------------------------------------

                   U.S. GOVERNMENT AGENCY - 3.3%
           117,000 Fannie Mae                                                                                    8,839,350
---------------------------------------------------------------------------------------------------------------------------

                   UTILITY - 2.0%
           135,000 FirstEnergy Corp.                                                                             5,225,850
---------------------------------------------------------------------------------------------------------------------------

                   UTILITY/FOREIGN - 1.3%
           180,000 United Utilities plc Sponsored ADR                                                            3,495,600
---------------------------------------------------------------------------------------------------------------------------
                   Total Common Stocks (cost $182,674,489)                                                     185,612,820
                   --------------------------------------------------------------------------------------------------------

                   PREFERRED SECURITIES - 5.9% (5.4% OF TOTAL INVESTMENTS)

                   BANKING - 0.5%
            26,000 Citigroup Inc., Series H, 6.231%                                                              1,443,000
---------------------------------------------------------------------------------------------------------------------------

                   BANKING/FOREIGN - 0.5%
            15,000 Abbey National plc, Series B, 7.375%                                                            415,950
            30,500 Abbey National plc, 7.375%                                                                      836,920
---------------------------------------------------------------------------------------------------------------------------

                   BROKERAGE - 1.0%
            17,500 Bear Stearns Companies Inc., Series E, 6.150%                                                   957,250
            62,500 Lehman Brothers Holdings Inc., Series F, 6.500%                                               1,715,625
---------------------------------------------------------------------------------------------------------------------------

                   FINANCIAL - 0.4%
            20,000 SLM Corporation, Series A, 6.970%                                                             1,195,000
---------------------------------------------------------------------------------------------------------------------------

                   FINANCIAL/FOREIGN - 0.9%
            80,000 ABN AMRO Capital Fund Trust VII, 6.080%                                                       2,020,800
            18,000 ING Groep N.V., 6.200%                                                                          467,820
---------------------------------------------------------------------------------------------------------------------------

                   INSURANCE/PROPERTY & CASUALTY/FOREIGN - 0.2%
            20,000 Ace Limited, Series C, 7.800%                                                                   556,800
---------------------------------------------------------------------------------------------------------------------------

                   INTEGRATED ELECTRIC UTILITY - 0.9%
            60,000 Alabama Power Company, Series A, 5.300%                                                       1,541,250
            40,000 Mississippi Power Company, 5.250% (DD, settling 4/07/04)                                      1,013,752
---------------------------------------------------------------------------------------------------------------------------

                   U.S. GOVERNMENT AGENCY - 1.2%
            20,000 Fannie Mae, Series H, 5.810%                                                                  1,047,000
            19,000 Federal Home Loan Mortgage Corporation, 5.700%                                                1,007,000
            20,000 Federal Home Loan Mortgage Corporation, Series F, 5.000%                                        980,000
---------------------------------------------------------------------------------------------------------------------------

                   UTILITY - 0.3%
            24,400 Interstate Power & Light Company, Series C, 7.100%                                              678,320
---------------------------------------------------------------------------------------------------------------------------
                   Total Preferred Securities (cost $15,602,665)                                                15,876,487
                   --------------------------------------------------------------------------------------------------------


                                                                                          RATINGS*
         PRINCIPAL                                                                    ---------------       STATED
       AMOUNT (000)DESCRIPTION                                                        MOODY'S     S&P   MATURITY**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   CORPORATE BONDS - 3.3% (3.0% OF TOTAL INVESTMENTS)

                   ENTERTAINMENT - 0.9%
            $2,000 Caesars Entertainment, Inc., 8.875%                                    Ba2     BB-      9/15/08        2,285,000
------------------------------------------------------------------------------------------------------------------------------------

                   HOMEBUILDING - 1.6%
             2,000 D.R. Horton, Inc., 7.500%                                              Ba1     BB+     12/01/07        2,260,000
             2,000 Standard Pacific Corp., 6.500%                                         Ba2      BB     10/01/08        2,120,000
------------------------------------------------------------------------------------------------------------------------------------

                   PAPER - 0.8%
             2,000 Georgia-Pacific Corp., 7.375%                                          Ba2     BB+      7/15/08        2,180,000
------------------------------------------------------------------------------------------------------------------------------------
                   Total Corporate Bonds (cost $8,716,500)                                                                8,845,000
                   -----------------------------------------------------------------------------------------------------------------

                   VARIABLE RATE SENIOR LOAN INTERESTS(1) - 14.9% (13.6% OF TOTAL INVESTMENTS)

                   AEROSPACE & DEFENSE - 0.6%
               215 Vought Aircraft Industries, Inc., Term Loan B (DD, settling 3/19/04)   Ba3      B+      6/30/07          217,731
             1,359 Vought Aircraft Industries, Inc., Term Loan C (DD, settling 3/19/04)   Ba3      B+      6/30/08        1,374,082
------------------------------------------------------------------------------------------------------------------------------------

                   AUTOMOBILE/FOREIGN - 0.5%
             1,263 Metaldyne Company/Metalync Company, LLC, Term Loan D                    B2     BB-     12/31/09        1,276,751
------------------------------------------------------------------------------------------------------------------------------------

                   AUTOMOBILE PARTS - 0.7%
             2,000 Federal-Mogul Corporation, Term Loan A (DD, settling 3/31/04)(a)        NR      NR      2/24/24        1,814,167
------------------------------------------------------------------------------------------------------------------------------------

                   BROADCASTING & CABLE TV - 0.7%
             2,000 Charter Communications Operating, LLC, Term Loan B                      B2       B      3/18/08        1,975,750
------------------------------------------------------------------------------------------------------------------------------------

                   CASINOS - 0.8%
             2,000 MGM Mirage Inc., Term Loan                                              NR      NR     11/25/08        2,012,188
------------------------------------------------------------------------------------------------------------------------------------

                   CHEMICAL/SPECIALTY - 1.0%
             3,000 GenTek Inc., Term Loan                                                  NR      NR     11/10/08        3,018,750
------------------------------------------------------------------------------------------------------------------------------------


                   CONTAINERS, GLASS & PACKAGING - 1.1%
             3,000 Owens Illinois Inc., Term Loan B (DD, settling 3/18/04)                 NR      NR      4/01/08        3,022,812
------------------------------------------------------------------------------------------------------------------------------------

                   FOREST PRODUCTS/PAPER - 0.8%
             2,000 RLC Industries Co., Term Loan B                                         NR      NR      2/15/15        2,022,500
------------------------------------------------------------------------------------------------------------------------------------

                   HOTELS - 0.9%
             2,473 Wyndham International, Term Loan II                                     NR      NR      4/01/06        2,435,475
------------------------------------------------------------------------------------------------------------------------------------

                   INDUSTRIAL - 1.0%
             3,000 United States Can Company, Term Loan B (DD, settling 3/19/04)           B2       B      1/04/06        3,019,500
------------------------------------------------------------------------------------------------------------------------------------

                   INSURANCE HOLDINGS COMPANY - 0.8%
               462 Conseco, Inc., Term Loan A-3                                          Caa1    CCC+      9/10/10          464,038
             1,538 Conseco, Inc., Term Loan B-3                                          Caa2    CCC+      3/12/25        1,546,795
------------------------------------------------------------------------------------------------------------------------------------

                   MECHANICAL COMPONENTS - 0.8%
             1,739 Sensus Metering Systems Inc., Term Loan B-1                             NR      NR     12/17/10        1,757,247
               261 Sensus Metering Systems Inc., Term Loan B-2                             NR      NR     12/17/10          263,587
------------------------------------------------------------------------------------------------------------------------------------

                   PAPER - 0.8%
             1,709 Smurfit-Stone Container Corporation, Term Loan B                        NR      NR      6/30/09        1,731,672
               291 Smurfit-Stone Container Corporation, Term Loan C                        NR      NR      9/06/30          293,754
------------------------------------------------------------------------------------------------------------------------------------

                   PLASTICS - 1.1%
             3,000 Solo Cup Company, Term Loan                                             B1      NR      2/27/11        3,052,500
------------------------------------------------------------------------------------------------------------------------------------

                   PUBLISHING & PRINTING - 0.8%
             1,000 TransWestern Publishing Company, First Lien, Term Loan                  B2       B      2/25/12        1,012,084
             1,000 TransWestern Publishing Company, Second Lien, Term Loan                 B1      NR      2/25/11        1,010,625
------------------------------------------------------------------------------------------------------------------------------------

                   REAL ESTATE INVESTMENT TRUST - 0.9%
             2,500 Crescent Real Estate Funding XII, L.P., Term Loan                       NR      NR      3/01/15        2,526,563
------------------------------------------------------------------------------------------------------------------------------------

                   RESTAURANTS - 0.8%
             2,000 Jack in the Box Inc., Term Loan B                                      Ba3      BB      1/09/10        2,031,250
------------------------------------------------------------------------------------------------------------------------------------

                   TELECOMMUNICATIONS - 0.8%
             1,995 Nextel Finance Company, Term Loan B                                    Ba2      BB     12/15/10        2,014,430
------------------------------------------------------------------------------------------------------------------------------------
                   Total Variable Rate Senior Loan Interests (cost $39,866,687)                                          39,894,251
                   -----------------------------------------------------------------------------------------------------------------

                   SHORT-TERM INVESTMENTS  - 16.5% (15.0% OF TOTAL INVESTMENTS)

                   State Street Bank Repurchase Agreement, 0.940%, dated
                   3/17/04, due 3/18/04, repurchase price $43,999,125,
                   collateralized by U.S.
            43,998 Treasury Bonds                                                                                        43,997,976
------------------------------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $43,997,976)                                                       43,997,976
                   -----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $290,858,317) - 110.0%                                                       294,226,534
                   -----------------------------------------------------------------------------------------------------------------
                   Other Asset Less Liabilities - (10.0)%                                                               (26,867,652)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                      $ 267,358,882
                   -----------------------------------------------------------------------------------------------------------------



* Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.



** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.


(1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

        Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.


(DD)    Security purchased on a delayed delivery basis.


(NR)    Not rated.


(a) At or subsequent to March 17, 2004, this issue was under the protection of the federal bankruptcy court.

                                   APPENDIX A-
                 SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

         The following is a summary of certain provisions of the Indenture. This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the SEC.

DEFINITIONS




         "AFFILIATE" means any person controlled by, in control of or under common control with the Trust; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

         "AGENT MEMBER" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.


         "ALL HOLD RATE" means 80% of the Reference Rate.


         "APPLICABLE RATE" means, with respect to each Series of FundNotes for each Rate Period (i) if Sufficient

Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate,
(ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate and (iii) in the case where all the FundNotes of a series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.



         "APPLICABLE PERCENTAGE" means the percentage determined based on the higher of the credit ratings assigned to the series of FundNotes on such date by Moody's and S&P or equivalent credit rating by any Other Rating Agency as follows:




                                CREDIT RATINGS
                      ----------------------------------
                                                           APPLICABLE PERCENTAGE
                      -------------        -------------   ---------------------
                      Aaa                  AAA                     125%
                      Aa3 to Aa1           AA- to AA+              150%
                      A3 to A1             A- to A+                200%
                      Baa3 to Baa1         BBB- to BBB+            250%
                      Ba1 and lower        BB+ and lower           300%



         The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundNotes Basic Maintenance Amount.



         "APPLICABLE SPREAD" means the spread determined based on the higher of the credit rating assigned to the series of FundNotes on such date by Moody's and S&P (or equivalent credit rating by any Other Rating Agency) as follows:



                                CREDIT RATINGS
                      ----------------------------------
                                                                  SPREAD
                      -------------        -------------   ---------------------
                      Aaa                  AAA                    125 bps
                      Aa3 to Aa1           AA- to AA+             150 bps
                      A3 to A1             A- to A+               200 bps
                      Baa3 to Baa1         BBB- to BBB+           250 bps
                      Ba1 and lower        BB+ and lower          300 bps



         The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundNotes Basic Maintenance Amount.


         "AUCTION" means each periodic operation of the procedures set forth in Appendix B - Auction Procedures.

         "AUCTION AGENT" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "AUCTION DATE" means the first Business Day next preceding the first day of a Rate Period for each Series of FundNotes.

         "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Appendix B hereto.

         "AUTHORIZED DENOMINATIONS" means $25,000 and any integral multiple thereof.

         "BENEFICIAL OWNER," with respect to each Series of FundNotes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Series of FundNotes.

         "BID" shall have the meaning specified in Appendix B - Auction Procedures.

         "BIDDER" shall have the meaning in Appendix B - Auction Procedures; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         "BOARD OF TRUSTEES" OR "BOARD" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

         "BROKER-DEALER" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "BROKER-DEALER AGREEMENT" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         "CODE" means the Internal Revenue Code of 1986, as amended.


         "COMMERCIAL PAPER DEALERS" has the meaning set forth in the definition of 'AA' Composite Commercial Paper Rate.


         "COMMISSION" means the Securities and Exchange Commission.

         "DATE OF ORIGINAL ISSUE" means, with respect to Series F FundNotes, _________, 2004.

         "DEFAULT RATE" means the Reference Rate multiplied by three (3).

         "DEPOSIT SECURITIES" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

         "DISCOUNT FACTOR" means the Moody's Discount Factor (if Moody's is then rating the FundNotes), Fitch Discount Factor (if Fitch is then rating the FundNotes) or an Other Rating Agency Discount Factor, whichever is applicable.

         "DISCOUNTED VALUE" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "ELIGIBLE ASSETS" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the FundNotes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

         "EXISTING HOLDER," with respect to FundNotes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of FundNotes of such series.

         "FITCH" means Fitch Ratings and its successors at law.




         "FUNDNOTES BASIC MAINTENANCE AMOUNT" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.


         "FUNDNOTES SERIES F" means the Series F of the FundNotes or any other Notes hereinafter designated as Series F of the FundNotes.


         "HOLDER" means, with respect to FundNotes, the registered holder of notes of each series of FundNotes as the same appears on the books or records of the Fund.

         "HOLD ORDER" shall have the meaning specified in Appendix B - Auction Procedures.


         "LIBOR DEALERS" means such dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.



         "LIBOR RATE" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750")(or such other page as may replace that page on that service, or such other service, as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance wit at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be one-month LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate;
(ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

         "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.


         "MARKET VALUE" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York

Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.


         "MAXIMUM RATE" means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.


         "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

         "MOODY'S DISCOUNT FACTOR" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundNotes.

         "MOODY'S ELIGIBLE ASSETS" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundNotes.

         "MOODY'S GUIDELINES" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of FundNotes.

         "1940 ACT FUNDNOTES ASSET COVERAGE" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Fund, including all Outstanding FundNotes (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         "NOTES" means Securities of the Fund ranking on a parity with the FundNotes that may be issued from time to time pursuant to the Indenture.

         "ORDER" shall have the meaning specified in Appendix B - Auction Procedures.

         "OTHER RATING AGENCY" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the FundNotes pursuant to the request of the Fund.

         "OTHER RATING AGENCY DISCOUNT FACTOR" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundNotes.

         "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundNotes.

         "OTHER RATING AGENCY GUIDELINES" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of FundNotes.

         "OUTSTANDING" OR "OUTSTANDING" means, as of any date, FundNotes theretofore issued by the Fund except, without duplication, (i) any FundNotes theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Trustee for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundNotes and (ii) any FundNotes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) in connection with any Auction, any Series of FundNotes as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the FundNotes Basic Maintenance Amount, FundNotes held by the Fund shall be disregarded and not deemed Outstanding but FundNotes held by any Affiliate of the Fund shall be deemed Outstanding.

         "PAYING AGENT" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Trustee or the Auction Agent.

         "PERSON" OR "PERSON" means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "POTENTIAL BENEFICIAL OWNER," with respect to a series of FundNotes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of FundNotes of such series but that wishes to purchase FundNotes of such series, or that is a Beneficial Owner of FundNotes of such series that wishes to purchase additional FundNotes of such series.

         "RATE PERIOD" means, with respect to a Series of FundNotes, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Fund.

         "RATING AGENCY" means each of Fitch (if Fitch is then rating FundNotes), Moody's (if Moody's is then rating FundNotes) and any Other Rating Agency.

         "RATING AGENCY GUIDELINES" mean Fitch Guidelines (if Fitch is then rating FundNotes), Moody's Guidelines (if Moody's is then rating FundNotes) and any Other Rating Agency Guidelines.


         "REFERENCE BANKS" means four major banks in the London interbank market selected by or its affiliates or successors or such other party as the Fund may from time to time appoint.

         "REFERENCE RATE" means LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).


         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.


         "S&P DISCOUNT FACTOR" means the discount factor set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with S&P's ratings of FundNotes.

         "S&P ELIGIBLE ASSET" means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's Assets in connection with S&P's ratings of FundNotes.

         "S&P GUIDELINES" means guidelines provided by S&P, as may be amended from time to time, in connection with S&P's ratings of FundNotes.


         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.


         "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the FundNotes Series F.


         "SELL ORDER" shall have the meaning specified in Appendix B - Auction Procedures.

         "SPECIAL RATE PERIOD" means a Rate Period that is not a Standard Rate Period.


         "SPECIFIC REDEMPTION PROVISIONS" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the FundNotes subject to such Special Rate Period are not subject to redemption at the option of the Fund consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the FundNotes subject to such Special Rate Period shall be redeemable at the Fund's option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accrued interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.


         "STANDARD RATE PERIOD" means a Rate Period of 7 days.


         "STATED MATURITY" with respect to FundNotes Series F, shall mean ___________, 20__.


         "SUBMISSION DEADLINE" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "SUBMITTED BID" shall have the meaning specified in Appendix B - Auction Procedures.

         "SUBMITTED HOLD ORDER" shall have the meaning specified in Appendix B - Auction Procedures.

         "SUBMITTED ORDER" shall have the meaning specified in Appendix B - Auction Procedures.

         "SUBMITTED SELL ORDER" shall have the meaning specified in Appendix B - Auction Procedures.

         "SUFFICIENT CLEARING BIDS" shall have the meaning specified in Appendix B - Auction Procedures.

         "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         "VALUATION DATE" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Trust; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which FundNotes Series F initially are issued.

               NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

INTEREST


         (a) Each Series of FundNotes shall bear interest at the Applicable Rate, determined as set forth in paragraph (c) below, and no more. Interest on the Outstanding FundNotes of any series issued on the Date of Original Issue shall accrue from the Date of Original Issue.


         (b) (i) Interest shall be payable, subject to subparagraph (b)(ii) below, on each Series of FundNotes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period.


                  (ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a Series of FundNotes designated as "Series M" or "Series F" or (B) then the Interest Payment Date shall be the first Business Day that falls prior to such day for payment of interest in the case of a Series of FundNotes designated as "Series T", "Series W", or "Series TH".



                  (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each Series of FundNotes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such FundNotes on such Interest Payment Date. The Fund shall not be required to establish any reserves for the payment of interest.


                  (iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.



                  (v) Each interest payment on a Series of FundNotes shall be paid on the Interest Payment Date therefor to the Holders of that Series as their names appear on the security ledger or security records of the Fund on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.


         (c) (i) The interest rate on Outstanding FundNotes of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Rate Period therefor shall be equal to the rate per annum set forth under (a) above. For each subsequent Rate Period with respect to the FundNotes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a Series of FundNotes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Series of FundNotes being the subject of Submitted Hold Orders), then the interest rate on a Series of FundNotes for any such Rate Period shall be the Maximum Rate (except (i) during a Default Period when the interest rate shall be the Default Rate, as set forth in (c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Rate Period when the interest rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series of FundNotes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a Series of FundNotes as determined pursuant to this paragraph (c)(i) shall be the "Applicable Rate."


                  (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series of FundNotes will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any interest on that Series payable on the Interest Payment Date (an "Interest Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Interest Default, hereinafter referred to as "Default"). Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that Series of FundNotes.



                  (iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                   (iv) The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such FundNotes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per FundNote payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.


         (d) Any Interest Payment made on any Series of FundNotes shall first be credited against the earliest accrued interest due with respect to such Series.


REDEMPTION


         (a) (i) After the initial Rate Period, subject to the provisions of the Indenture and to the extent permitted under the 1940 Act, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor a series of FundNotes designated in the Indenture as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued interest (whether or not earned) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period; provided, however, that during a Rate Period of more than one year no series of FundNotes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this paragraph
(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of FundNotes by reason of the redemption of such FundNotes and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the FundNotes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Issuer makes the deposit and takes the other action required thereby.


                  (ii) If the Fund fails to maintain, as of any Valuation
         Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundNotes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundNotes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundNotes Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), then the FundNotes will be subject to mandatory redemption out of funds legally available therefor. The principal amount of FundNotes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of FundNotes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundNotes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of FundNotes the redemption of which would have such result, all FundNotes then Outstanding will be redeemed), and (B) the maximum principal amount of FundNotes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) below.




         (iii) In determining the FundNotes required to be redeemed in accordance with the foregoing subparagraph (a)(ii), the Fund shall allocate the principal amount of FundNotes required to be redeemed to satisfy the FundNotes Basic Maintenance Amount or the 1940 Act FundNotes Asset Coverage, as the case may be, pro rata among the Holders of FundNotes in proportion to the principal amount of FundNotes they hold and other Notes subject to mandatory redemption provisions similar to those contained in the Indenture, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) above no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the outstanding FundNotes of a Series which would be required to be redeemed by the Fund under clause (A) of subparagraph
         (a)(ii) above if sufficient funds were available, together with other Notes which are subject to mandatory redemption under provisions similar to those contained in this paragraph, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those FundNotes, and other Notes which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to paragraph (b) below to record owners of the FundNotes to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified principal amount of FundNotes with respect to a redemption required under subparagraph (a)(ii) above, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundNotes are to be redeemed pursuant to this subparagraph
         (iii), the principal amount of FundNotes to be redeemed shall be redeemed pro rata from the Holders of such FundNotes in proportion to the principal amount of such FundNote held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. In no event will any redemption of less than all the outstanding FundNotes of a series be for less than $25,000 or integral multiples thereof. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.



         (b) In the event of a redemption pursuant to paragraph (a) above, the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Trustee and the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of FundNotes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the FundNotes to be redeemed (or, during a Default Period with respect to such FundNotes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Fund) The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of FundNotes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. The Notice of Redemption will be addressed to the registered owners of each Series of FundNotes at their addresses appearing on the books or records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of FundNotes to be redeemed,
(iii) the redemption price (specifying the amount of accrued interest to be included therein), (iv) that interest on the FundNotes to be redeemed will cease to accrue on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If less than all of the outstanding FundNotes of a series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of FundNotes to be redeemed from such Holder.


         (c) Notwithstanding the provisions of paragraph (a) above, no FundNotes may be redeemed unless all interest on the outstanding FundNotes and all Notes of the Fund ranking on a parity with the FundNotes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding FundNotes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of each series of all Outstanding FundNotes.


         (d) Upon the deposit of funds sufficient to redeem any FundNotes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such FundNotes will cease to accrue and such FundNotes will no longer be deemed to be outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundNotes Basic Maintenance Amount or the 1940 Act FundNotes Asset Coverage), and all rights of the holder of the FundNotes so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified in the Indenture, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundNotes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the FundNotes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundNotes so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

         (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any Series of FundNotes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any FundNotes for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed any FundNotes for which a Notice of Redemption has been given, interest may be paid on a Series of FundNotes and shall include those FundNotes for which Notice of Redemption has been given but for which deposit of funds has not been made.



         (f) The Fund shall deposit with the Paying Agent, not later than 3:00 p.m., New York City Time, on the Business Day next preceding any redemption date for any Series of FundNotes in Funds available on such redemption date for such Series in the city of New York, New York, the redemption price to be paid on such redemption date for the FundNotes of any Series after notice of redemption is given as set forth in the Indenture. All moneys paid to the Paying Agent for payment of the redemption price of any FundNotes called for redemption shall be held in trust by the Paying Agent for the benefit of holders of FundNotes to be redeemed.


         (g) So long as any FundNotes are held of record by the nominee of the Securities Depository, the redemption price for such FundNotes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.


         (h) Except for the provisions described above, nothing contained in the Indenture limits any right of the Fund to purchase or otherwise acquire any FundNotes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any FundNotes for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundNotes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the Outstanding FundNotes of any series are redeemed or otherwise acquired by the Fund, the Issuer shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Trustees.



         (i) The Board of Trustees may, without further consent of the holders of the FundNotes or the holders of shares of beneficial interest of the Fund, authorize, create or issue any class or series of Notes, including other series of FundNotes, ranking prior to or on a parity with the FundNotes to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding FundNotes) are deposited with the Trustee in accordance with paragraph (d) above, Notice of Redemption as contemplated by paragraph (b) above has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundNotes or
(B) the Fund would meet the 1940 Act FundNotes Asset Coverage, the FundNotes Basic Maintenance Amount and the requirements set forth below in "Certain Other Restrictions."


DESIGNATION OF RATE PERIOD


         The initial Rate Period for each series of FundNotes is as set forth under "Interest" above. The Fund will designate the duration of subsequent
Rate Periods of each series of FundNotes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided in the Indenture, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, FundNotes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period,
(iv) if the Fund shall have mailed a Notice of Redemption with respect to any FundNotes, the redemption price with respect to such FundNotes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate

Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.



         If the Fund proposes to designate any Special Rate Period, not fewer than seven (7)(or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, and the Auction Agent will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Trustee and the Auction Agent who will promptly deliver to the Broker-Dealers and Existing Holders, either:



                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or



                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.



         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the required confirmation provided in clause (v) of paragraph (a) above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.


RESTRICTIONS ON TRANSFER

         FundNotes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose FundNotes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundNotes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the FundNotes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 ACT FUNDNOTES ASSET COVERAGE


         The Fund shall maintain, as of the last Business Day of each month in which any FundNotes are Outstanding, asset coverage with respect to the FundNotes which is equal to or greater than the 1940 Act

FundNotes Asset Coverage; provided, however, that subparagraph (a)(ii) of "Redemption" above shall be the sole remedy in the event the Fund fails to do so.


FUNDNOTES BASIC MAINTENANCE AMOUNT


         So long as the FundNotes are Outstanding and any Rating Agency is then rating the FundNotes, the Fund shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the FundNotes Basic Maintenance Amount; provided, however, that subparagraph
(a)(ii) of "Redemption" above shall be the sole remedy in the event the Fund fails to do so.


CERTAIN OTHER RESTRICTIONS


         For so long as any FundNotes are Outstanding and any Rating Agency is then rating the FundNotes, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of FundNotes.



         For so long as any FundNotes are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest of the Fund) upon any class of shares of beneficial interest of the Fund, unless, in every such case, immediately after such transaction, the 1940 Act FundNotes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of beneficial interest of the Fund if the FundNotes have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.


COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS

          For so long as any FundNotes are Outstanding and any Rating Agency is then rating such FundNotes:


         (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified in the Indenture (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the FundNotes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act
FundNotes Asset Coverage is met as of that date.


         (b) Upon any failure to maintain the required FundNotes Basic Maintenance Amount or 1940 Act FundNotes Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundNotes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundNotes Basic Maintenance Amount or 1940 Act FundNotes Asset Coverage on or prior to the Asset Coverage Cure Date.

         (c) Compliance with the FundNotes Basic Maintenance Amount and 1940 Act FundNotes Asset Coverage tests shall be determined with reference to those FundNotes which are deemed to be Outstanding.

         (d) The Fund shall deliver to each Rating Agency which is then rating FundNotes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundNotes Asset Coverage, FundNotes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

         (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the FundNotes Basic Maintenance Amount or the 1940 Act FundNotes Asset Coverage, as the case may be, on such Valuation Date for purposes of paragraph (b) above. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the FundNotes Basic Maintenance Amount or to meet the 1940 FundNotes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.


DELIVERY OF NOTES


         Upon the execution and delivery of the Indenture, the Fund shall execute and deliver to the Trustee and the Trustee shall authenticate the FundNotes and deliver them to The Depository Trust Company and as provided in the Indenture.

         Prior to the delivery by the Trustee of any of the FundNotes, there shall have been filed with or delivered to the Trustee the following:

         (a) A resolution duly adopted by the Fund, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the FundNotes;


         (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture;

         (c) Rating letters from each Rating Agency rating the FundNotes; and

         (d) An opinion of Counsel pursuant to the requirements of the Indenture.

TRUSTEE'S AUTHENTICATION CERTIFICATE


         The Trustee's authentication certificate upon the FundNotes shall be substantially in the forms provided. No FundNote shall be secured by the Indenture or entitled to the benefit of the Indenture, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any FundNote shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the FundNotes issued.

                           EVENTS OF DEFAULT; REMEDIES

EVENTS OF DEFAULT

         An "Event of Default" means any one of the following events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

         (a) default in the payment of any interest upon any series of FundNotes when it becomes due and payable and the continuance of such default for 30 days; or


         (b) default in the payment of the principal of any series of FundNotes at its Stated Maturity; or


         (c) default in the performance, or breach, of any covenant or warranty of the Fund in the Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Fund by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

         (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Fund in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Fund a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Fund under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Fund or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) the commencement by the Fund of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Fund in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Fund or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Fund in furtherance of any such action;


         (f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four consecutive calendar months any class of securities shall have an asset coverage under the 1940 Act of less than 100%; or


         (g) any other Event of Default provided with respect to any series of FundNotes.

ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT


         If an Event of Default with respect to FundNotes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding FundNotes of that series may declare the principal amount of FundNotes of that series to be due and payable immediately, by a notice in writing to the Fund (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to FundNotes of any series at the time Outstanding occurs, the principal amount of all the FundNotes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.


         At any time after such a declaration of acceleration with respect to FundNotes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in principal amount of the Outstanding FundNotes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if

         (a) the Fund has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest on all FundNotes of that series,

                  (ii) the principal of (and premium, if any, on) any FundNotes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such FundNotes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such FundNotes, and

                  (iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (b) all Events of Default with respect to FundNotes of that series, other than the non-payment of the principal of FundNotes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

         The Fund covenants that if:

         (a) default is made in the payment of any interest on any FundNotes when such interest becomes due and payable and such default continues for a period of 90 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any FundNotes at the Maturity thereof,

the Fund will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such FundNotes, the whole amount then due and payable on such FundNotes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such FundNotes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to FundNotes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of FundNotes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.


APPLICATION OF MONEY COLLECTED


         Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the FundNotes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under the Indenture;

         and

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the FundNotes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and pay able on such FundNotes for principal and any premium and interest, respectively.

LIMITATION ON SUITS

         No Holder of any FundNotes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the FundNotes of that series;

         (b) the Holders of not less than a majority in principal amount of the Outstanding FundNotes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding FundNotes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such Holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST

         Notwithstanding any other provision in the Indenture, the Holder of any FundNotes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such FundNotes on the respective Stated Maturities expressed in such FundNotes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

RESTORATION OF RIGHTS AND REMEDIES

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Fund, the Trustee and the Holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen FundNotes, no right or remedy conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

CONTROL BY HOLDERS

         The Holders of not less than a majority in principal amount of the Outstanding FundNotes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the FundNotes of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with the Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

WAIVER OF PAST DEFAULTS

         The Holders of not less than a majority in principal amount of the Outstanding FundNotes of any series may on behalf of the Holders of all the FundNotes of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any FundNotes of such series, or

         (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the Holder of each Outstanding FundNotes of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                     SATISFACTION AND DISCHARGE OF INDENTURE

         The Indenture shall upon request of the Fund cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any FundNotes expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

         (a) Either:

                           (i) all FundNotes theretofore authenticated and
                  delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and

                           (ii) FundNotes for whose payment money has
                  theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

                           (iii) all such FundNotes not theretofore delivered to
                  the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Fund, and the Fund, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Fund has paid or caused to be paid all other sums payable hereunder by the Trust; and

         (c) the Fund has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Fund to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph
(a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

                                   THE TRUSTEE

CERTAIN DUTIES AND RESPONSIBILITIES

         (1) Except during the continuance of an Event of Default,

                  (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

                  (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

         (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (A) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

                  (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

NOTICE OF DEFAULTS

         If a default occurs hereunder with respect to FundNotes of any series, the Trustee shall give the Holders of FundNotes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to FundNotes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to FundNotes of such series.

CERTAIN RIGHTS OF TRUSTEE

         Subject to the provisions under "Certain Duties and Responsibilities" above:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Fund shall be sufficiently evidenced by a Fund Request or Fund Order, and any resolution of the Board of Trustees shall be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders pursuant to the Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Fund, personally or by agent or attorney;


         (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Indenture;

         (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

         (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the FundNotes and the Indenture;


         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities under the Indenture; and


         (k) the Trustee may request that the Fund deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

COMPENSATION AND REIMBURSEMENT

         The Fund agrees:

         (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and


         (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Fund, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.


         When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions hereof shall survive the termination of the Indenture.

CONFLICTING INTERESTS

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to FundNotes of more than one series.

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

         No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

         The Trustee may resign at any time with respect to the FundNotes of one or more series by giving written notice thereof to the Fund. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Fund, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the FundNotes of such series.

         The Trustee may be removed at any time with respect to the FundNotes of any series by Act of the Holders of a majority in principal amount of the Outstanding FundNotes of such series, delivered to the Trustee and to the Fund. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Fund, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the FundNotes of such series.

         If at any time:

         (a) the Trustee shall fail to comply after written request therefor by the Fund or by any Holder who has been a bona fide Holder of FundNotes for at least six months, or

         (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Fund or by any such Holder, or

         (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Fund by a Board Resolution may remove the Trustee with respect to all FundNotes, or (ii) any Holder who has been a bona fide Holder of FundNotes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all FundNotes and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the FundNotes of one or more series, the Fund, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the FundNotes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the FundNotes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the FundNotes of any particular series) and shall comply with the applicable requirements. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the FundNotes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding FundNotes of such series delivered to the Fund and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the FundNotes of such series and to that extent supersede the successor Trustee appointed by the Fund.

If no successor Trustee with respect to the FundNotes of any series shall have been so appointed by the Fund or the Holders and accepted appointment in the manner required, any Holder who has been a bona fide Holder of FundNotes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the FundNotes of such series.

         The Fund shall give notice of each resignation and each removal of the Trustee with respect to the FundNotes of any series and each appointment of a successor Trustee with respect to the FundNotes of any series to all Holders of FundNotes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the FundNotes of such series and the address of its Corporate Trust Office.

ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

         In case of the appointment hereunder of a successor Trustee with respect to all FundNotes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Fund and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Fund or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the FundNotes of one or more (but not all) series, the Fund, the retiring Trustee and each successor Trustee with respect to the FundNotes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the FundNotes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all FundNotes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the FundNotes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the FundNotes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Fund or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the FundNotes of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Fund shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any FundNotes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the FundNotes so authenticated with the same effect as if such successor Trustee had itself authenticated such FundNotes.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

FUND MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

         The Fund shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Fund shall not permit any Person to consolidate with or merge into the Fund, unless:

         (a) in case the Fund shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Fund is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Fund substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the FundNotes and the performance or observance of every covenant of the Indenture on the part of the Fund to be performed or observed;

         (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Fund or any Subsidiary as a result of such transaction as having been incurred by the Fund or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

         (c) the Fund has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

SUCCESSOR SUBSTITUTED

         Upon any consolidation of the Fund with, or merger of the Fund into, any other Person or any conveyance, transfer or lease of the properties and assets of the Fund substantially as an entirety, the successor Person formed by such consolidation or into which the Fund is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Fund under the Indenture with the same effect as if such successor Person had been named as the Fund in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the FundNotes.

                       DEFEASANCE AND COVENANT DEFEASANCE

DEFEASANCE AND DISCHARGE

         Upon the Fund's exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any FundNotes or any series of FundNotes, as the case may be, the Fund shall be deemed to have been discharged from its obligations, with respect to such FundNotes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Fund shall be deemed to have paid and discharged the entire indebtedness represented by such FundNotes and to have satisfied all its other obligations under such FundNotes and the Indenture insofar as such FundNotes are concerned (and the Trustee, at the expense of the Fund, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such FundNotes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such FundNotes when payments are due, (2) the Fund's obligations with respect to such FundNotes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

COVENANT DEFEASANCE

         Upon the Fund's exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any FundNotes or any series of FundNotes, as the case may be, (1) the Fund shall be released from its obligations under certain provisions of the Indenture for the benefit of the Holders of such FundNotes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such FundNotes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such FundNotes, the Fund may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such FundNotes shall be unaffected thereby.

CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

         (a) The Fund shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such FundNotes, (i) money in an amount, or
(ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified with respect to such FundNotes, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such FundNotes on the respective Stated Maturities, in accordance with the terms of the Indenture and such FundNotes. As used in the Indenture, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
(ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Fund thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the FundNotes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         (b) In the event of an election to have Defeasance and Discharge apply to any FundNotes or any series of FundNotes, as the case may be, the Fund shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Fund has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such FundNotes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such FundNotes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (c) In the event of an election to have Covenant Defeasance apply to any FundNotes or any series of FundNotes, as the case may be, the Fund shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such FundNotes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such FundNotes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (d) The Fund shall have delivered to the Trustee an Officers' Certificate to the effect that neither such FundNotes nor any other FundNotes of the same series, if then listed on any FundNotes exchange, will be delisted as a result of such deposit.

         (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such FundNotes or any other FundNotes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all FundNotes are in default within the meaning of such Act).

         (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Fund is a party or by which it is bound.

         (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

         (i) No event or condition shall exist that would prevent the Fund from making payments of the principal of (and any premium) or interest on the FundNotes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (j) The Fund shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         (k) The Fund shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Fund, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Fund, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such FundNotes, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

                                   APPENDIX B-
                               AUCTION PROCEDURES

         1. Orders.

         (a) Prior to the Submission Deadline on each Auction Date for a series of FundNotes:

                  (i) each Beneficial Owner of FundNotes of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the principal amount of Outstanding FundNotes, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for FundNotes of such Series for the next succeeding Rate Period of such series;

                           (B) the principal amount of Outstanding FundNotes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for FundNotes of such Series for the next succeeding Rate Period of FundNotes of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the principal amount of Outstanding FundNotes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for FundNotes of such Series for the next succeeding Rate Period of FundNotes of such series;

         and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the principal amount of FundNotes, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for FundNotes of such Series for the next succeeding Rate Period of FundNotes of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of FundNotes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the principal amount of Outstanding FundNotes of such series specified in such Bid if the Applicable Rate for FundNotes of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such principal amount or a lesser principal amount of Outstanding FundNotes of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Appendix B if the Applicable Rate for FundNotes of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the principal amount of Outstanding FundNotes of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for FundNotes of such series, or such principal amount or a lesser principal amount of Outstanding FundNotes of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Appendix B if the rate specified therein shall be higher than the Maximum Rate for FundNotes of such series and Sufficient Clearing Bids for FundNotes of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of FundNotes of a series of FundNotes subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


                           (A) the principal amount of Outstanding FundNotes of such series specified in such Sell Order; or


                           (B) such principal amount or a lesser principal amount of Outstanding FundNotes of such series as set forth in clause
         (iii) of paragraph (b) of Section 4 of this Appendix B if Sufficient Clearing Bids for FundNotes of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to a series of FundNotes shall not be liable to any Person for failing to sell such FundNotes pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Appendix B if (1) such FundNotes were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of the Indenture or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such FundNotes.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of FundNotes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the principal amount of Outstanding FundNotes of such series specified in such Bid if the Applicable Rate for FundNotes of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such principal amount or a lesser principal amount of Outstanding FundNotes of such series as set forth in clause
         (v) of paragraph (a) of Section 4 of this Appendix B if the Applicable Rate for FundNotes of such series determined on such Auction Date shall be equal to the rate specified therein.

         2. Submission of Orders by Broker-Dealers to Auction Agent.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundNotes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of FundNotes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of FundNotes subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each such Order:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate principal amount of FundNotes of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of FundNotes of such series:

                           (A) the principal amount of FundNotes, if any, of such series subject to any Hold Order of such Existing Holder;

                           (B) the principal amount of FundNotes, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the principal amount of FundNotes, if any, of such series subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of FundNotes of such series, the rate and principal amount of FundNotes of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding FundNotes of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of Outstanding FundNotes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding FundNotes of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of outstanding FundNotes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the principal amount of Outstanding FundNotes of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for FundNotes of such series shall be considered valid, but only up to and including in the aggregate principal amount of Outstanding FundNotes of such series held by such Existing Holder, and if the aggregate principal amount of FundNotes of such series subject to such Hold Orders exceeds the aggregate principal amount of Outstanding FundNotes of such series held by such Existing Holder, the principal amount of FundNotes subject to each such Hold Order shall be reduced pro rata to cover the principal amount of Outstanding FundNotes of such series held by such Existing Holder;

                  (ii) (A) any Bid for FundNotes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding FundNotes of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of an Existing Holder for FundNotes of such series is submitted to the Auction Agent with the same rate and the aggregate principal amount of Outstanding FundNotes of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the principal amount of FundNotes of such series subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of FundNotes of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for FundNotes of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the amount, if any, of such Outstanding FundNotes of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for FundNotes of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for FundNotes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding FundNotes of such series held by such Existing Holder over the aggregate principal amount of FundNotes of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more FundNote of a series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

         (a) Not earlier than the Submission Deadline on each Auction Date for a series of FundNotes, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of FundNotes of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the aggregate principal amount of Outstanding FundNotes of such series over the principal amount of Outstanding FundNotes of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundNotes" of such series);

                  (ii) from the Submitted Orders for FundNotes of such series whether:


                           (A) the aggregate principal amount of Outstanding FundNotes of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than Maximum Rate than for FundNotes of such series; exceeds or is equal to the sum of:

                           (B) the aggregate principal amount of Outstanding FundNotes of such series subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for FundNotes of such series; and


                           (C) the aggregate principal amount of Outstanding FundNotes of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because all of the Outstanding FundNotes of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for FundNotes of such series); and

                  (iii) if Sufficient Clearing Bids for FundNotes of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for FundNotes of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the FundNotes of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate principal amount of Outstanding FundNotes of such series which, when added to the aggregate principal amount of Outstanding FundNotes of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available FundNotes of such series.


         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for the series of FundNotes for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for FundNotes of such series for the next succeeding Rate Period thereof as follows:


                  (i) if Sufficient Clearing Bids for FundNotes of such series exist, that the Applicable Rate for all s FundNotes of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for FundNotes of such series so determined;

                  (ii) if Sufficient Clearing Bids for FundNotes of such series do not exist (other than because all of the Outstanding FundNotes of such series are subject to Submitted Hold Orders), that the Applicable Rate for all FundNotes of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for FundNotes of such series; or

                  (iii) if all of the Outstanding FundNotes of such series are subject to Submitted Hold Orders, that the Applicable Rate for all FundNotes of such series for the next succeeding Rate Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of FundNotes. Existing Holders shall continue to hold the FundNotes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix B, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for a series of FundNotes have been made, all Submitted Sell Orders with respect to FundNotes of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 4, Submitted Bids with respect to FundNotes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to FundNotes of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for FundNotes of such series specifying any rate that is higher than the Winning Bid Rate for FundNotes of such series shall be accepted, thus requiring each such Existing Holder to sell the FundNotes subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for FundNotes of such series specifying any rate that is lower than the Winning Bid Rate for FundNotes of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundNotes subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for FundNotes of such series specifying any rate that is lower than the Winning Bid Rate for FundNotes of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for FundNotes of such series specifying a rate that is equal to the Winning Bid Rate for FundNotes of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundNotes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding FundNotes subject to all such Submitted Bids shall be greater than the principal amount of FundNotes ("remaining FundNotes") in the excess of the Available FundNotes of such series over the principal amount of FundNotes subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundNotes subject to such Submitted Bid, but only in an amount equal to the principal amount of FundNotes of such series obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding FundNotes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding FundNotes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for FundNotes of such series; and

                  (v) each Potential Holder's Submitted Bid for aggregate principal amount of such series specifying a rate that is equal to the Winning Bid Rate for aggregate principal amount of such series shall be accepted but only in an amount equal to the principal amount of FundNotes of such series obtained by multiplying the principal amount of FundNotes in the excess of the Available FundNotes of such series over the principal amount of FundNotes subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the principal amount of Outstanding FundNotes subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding FundNotes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for FundNotes of such series.

         (b) If Sufficient Clearing Bids for a series of FundNotes have not been made (other than because all of the Outstanding FundNotes of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for FundNotes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for FundNotes of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for FundNotes of such series specifying any rate that is equal to or lower than the Maximum Rate for FundNotes of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundNotes subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for FundNotes of such series specifying any rate that is equal to or lower than the Maximum Rate for FundNotes of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for FundNotes of such series specifying any rate that is higher than the Maximum Rate for FundNotes of such series and the Submitted Sell Orders for FundNotes of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the FundNotes of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the principal amount of FundNotes of such series obtained by multiplying the principal amount of FundNotes of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the principal amount of Outstanding FundNotes of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding FundNotes of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding FundNotes of a series are subject to Submitted Hold Orders, all Submitted Bids for FundNotes of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, less than an Authorized Denomination of FundNotes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the principal amount of FundNotes of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the principal amount of FundNotes so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be equal to an Authorized Denomination.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of FundNotes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundNotes of such series or purchase among Potential Holders so that only FundNotes of such series in Authorized Denominations are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundNotes of such series on such Auction Date.

         (f) Based on the results of each Auction for a series of FundNotes, the Auction Agent shall determine the aggregate principal amount of FundNotes such series to be purchased and the aggregate principal amount of FundNotes of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate principal amount of FundNotes and such aggregate principal amount of FundNotes to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundNotes of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of FundNotes of a series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such FundNotes that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such FundNotes that was accepted in whole or in part, fails to instruct its Agent Member to deliver such FundNotes against payment therefor, partial deliveries of FundNotes that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for FundNotes of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundNotes of any series or to pay for FundNotes of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                                   APPENDIX C-
                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

         The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

         The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P

         The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.|SEC11_L5|ZZMPTAG|

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.|SEC11_L5|ZZMPTAG|

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, AND D DEFAULT

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default.  Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                Nuveen Tax-Advantaged Total Return Strategy Fund

              -----------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

              -----------------------------------------------------

                               ____________, 2004

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1. Financial Statements:

         Statement of Assets and Liabilities, January 6, 2004 (audited)

         Statement of Operations from October 1, 2003 (date of organization) through January 6, 2004 (audited)

         Statement of Assets and Liabilities, March 17, 2004 (unaudited)


         Statement of Operations for the period January 27, 2004 (commencement of operations) through March 17, 2004 (unaudited)



         Statement of Changes in Net Assets for the period January 27, 2004 (commencement of operations) through March 17, 2004 (unaudited)



         Portfolio of Investments, March 17, 2004 (unaudited)


         2. Exhibits:

                  a.1 Amended and Restated Declaration of Trust dated November 19, 2003. Filed on November 26, 2003 as Exhibit a to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  b. By-Laws of Registrant. Filed on November 26, 2003 as Exhibit b to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  c.       None.


                  d.1      Form of Note.

                  d.2      Form of Indenture of Trust.

                  d.3      Form of Supplemental Indenture of Trust.

                  d.4 Statement of Eligibility of Trustee on Form T-1. Filed on March 18, 2004 as Exhibit d.4 to Registrant's registration statement on Form N-2 (File No. 333-113702) and incorporated herein by reference.*



                  d.5      S&P Guidelines and Moody's Guidelines.


                  e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on January 29, 2004 as Exhibit e to Post-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  f.       None.

                  g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated November 20, 2003. Filed on December 22, 2003 as Exhibit g.1 to Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  g.2 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company LLC dated November 20, 2003. Filed on January 26, 2004 as Exhibit g.2 to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  g.3 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Symphony Asset Management, LLC dated November 20, 2003. Filed on January 26, 2004 as Exhibit g.3 to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*


                  h.1      Form of Underwriting Agreement.

                  h.2      Form of Citigroup Master Selected Dealer
                           Agreement.

                  h.3      Form of Nuveen Master Selected Dealer Agreement.

                  h.4      Form of Citigroup Master Agreement Among
                           Underwriters.


                  i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on January 26, 2004 as Exhibit i to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818 and incorporated herein by reference.*

                  j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002. Filed on January 26, 2004 as Exhibit j to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on January 26, 2004 as Exhibit k.1 to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated November 20, 2003. Filed on December 22, 2003 as Exhibit k.2 to Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*


                  k.3      Form of Auction Agency Agreement.

                  k.4      Form of Broker-Dealer Agreement.

                  k.5      Form of DTC Representations Letter.

                  l.1 Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.

                  l.2      Opinion and consent of Bingham McCutchen LLP.


                  m.       None.


                  n.       Consent of Ernst & Young LLP.


                  o.       None.

                  p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated January 6, 2004. Filed on January 26, 2004 on as Exhibit p to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  q.       None.

                  r.1      Code of Ethics of Nuveen Institutional Advisory Corp.

                  r.2      Code of Ethics of NWQ Investment Management Company
                           LLC.

                  r.3 Code of Ethics of Symphony Asset Management, LLC. Filed on December 22, 2003 as Exhibit r.3 to Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

                  s. Powers of Attorney. Filed on January 26, 2004 as Exhibit s to Pre-effective Amendment No. 3 to Registrant's registration statement on Form N-2 (File No. 333-110818) and incorporated herein by reference.*

---------
*    Previously filed.
**   To be filed by Amendment.

ITEM 25: MARKETING ARRANGEMENTS


         Sections 2, 3, 5 and 6 of the Form of Underwriting Agreement filed as Exhibit H.1 to this Registration Statement.

         See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Selected Dealer Agreement to be filed as Exhibit H.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit H.3 to this Registration Statement.

         See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters filed as Exhibit H.4 to this Registration Statement.


ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

            Securities and Exchange Commission fees ...........      $   9,883
            Printing and engraving expenses ...................         60,000
            Legal Fees ........................................        150,000
            Accounting expenses ...............................          6,500
            Rating Agency fees ................................         46,800
            Miscellaneous expenses ............................          6,817
                                                                     ---------
                    Total .....................................      $ 280,000
                                                                     =========

---------




ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


         At January 25, 2004.



                                                       NUMBER OF
                 TITLE OF CLASS                     RECORD HOLDERS
                 --------------                     --------------
          Common Shares, $0.01 par value                   1

ITEM 29: INDEMNIFICATION

         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (ii)     by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 9 of the Form of Underwriting Agreement to be filed as Exhibit
H.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Nuveen Institutional Advisory Corp. ("NIAC") serves as investment adviser to the following open-end and closed-end management type investment companies: Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Senior Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free

Income, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2 and Nuveen Diversified Dividend and Income Fund.

         NIAC has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NIAC appears below:

                                                                OTHER BUSINESS PROFESSION, VOCATION OR
                NAME AND POSITION WITH NIAC                        EMPLOYMENT DURING PAST TWO YEARS
                ---------------------------                     ---------------------------------------
John P. Amboian, President and Director.................     President and Director of Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC, Nuveen Advisory Corp., Nuveen
                                                             Asset Management, Inc., Rittenhouse Asset Management,
                                                             Inc., Nuveen Investments Advisors Inc., and Nuveen
                                                             Investments Holdings, Inc.

Alan G. Berkshire, Senior Vice President                     Senior Vice President and Secretary of Nuveen
and Secretary...........................................     Investments, Inc., Nuveen Investments, LLC, Nuveen
                                                             Asset Management, Inc., Nuveen Advisory Corp.,
                                                             Rittenhouse Asset Management, Inc., Nuveen Investments
                                                             Advisors Inc. and Nuveen Investments Holdings, Inc.;
                                                             Assistant Secretary of NWQ Investment Management
                                                             Company, LLC.

Margaret E. Wilson, Senior Vice President, Finance......     Senior Vice President, Finance of Nuveen Investments,
                                                             Inc., Nuveen Investments, LLC, Nuveen Asset Management,
                                                             Inc., Nuveen Advisory Corp., Rittenhouse Asset
                                                             Management, Inc., Nuveen Investments Advisors Inc. and
                                                             Nuveen Investments Holdings, Inc.

         NWQ Investment Management Company LLC ("NWQ") serves as a subadviser to the Nuveen NWQ Multi-Cap Value Fund and the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of NWQ, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.


                                                                                    OTHER BUSINESS PROFESSION,
                                           POSITIONS AND OFFICES                VOCATION OR EMPLOYMENT DURING PAST
                 NAME                          WITH NWQ, LLC                             TWO FISCAL YEARS
                 ----              -------------------------------------        ----------------------------------
Michael C. Mendez                  President and Chief Executive Officer        President and Director (1999 - 2002),
                                                                                Managing Director (1992 - 1999) of NWQ
                                                                                Investment Management Company, Inc.

                                                                                    OTHER BUSINESS PROFESSION,
                                            POSITIONS AND OFFICES               VOCATION OR EMPLOYMENT DURING PAST
                 NAME                           WITH NWQ, LLC                            TWO FISCAL YEARS
                 ----                  -------------------------------          ----------------------------------
Jon D. Bosse, CFA                      Chief Investment Officer and           Managing Director, Portfolio and
                                       Managing Director                      Managing Director  Manager (1996 -
                                                                              2002), Director of Research (1996 -
                                                                              2001) of NWQ Investment Management
                                                                              Company, Inc.

Edward C. Friedel Jr., CFA             Managing Director                      Managing Director (1992 - 2002) of NWQ
                                                                              Investment Management Company, Inc.

Mary-Gene Slaven                       Managing Director,                     Managing Director,
                                       Secretary/Treasurer                    Secretary/Treasurer, NWQ Investment
                                                                              Management Company, Inc. (1992 - 2002)

David B. Iben, CFA                     Managing Director, Portfolio           Managing Director, Portfolio Manager,
                                       Manager                                NWQ Investment Management Company,
                                                                              Inc. (11/2000 - 2002); Chief Executive
                                                                              Officer, Lead Portfolio Manager,
                                                                              Palladian Capital Management, Inc.
                                                                              (10/98 - 10/2000)

Phyllis G. Thomas, CFA                 Managing Director, Portfolio           Managing Director, Portfolio Manager,
                                       Manager                                NWQ Investment Management Company,
                                                                              Inc. (1993 - 2002); Vice President,
                                                                              Portfolio Manager (1992)

Carl M. Katerndahl, CIMA               Managing Director, Private             Managing Director, Private Client
                                       Client Services                        Group, NWQ Investment Management
                                                                              Company, Inc. (4/2001 - 2002); Senior
                                                                              Managing Director, Webster Investment
                                                                              Management (4/1998 - 4/2001)

James H. Galbreath, CFA                Managing Director, Client              Managing Director, Client Services,
                                       Services                               NWQ Investment Management Company,
                                                                              Inc. (1992 - 2002)

Ronald R. Sternal                      Managing Director, Institutional &     Managing Director, Institutional
                                       Taft-Hartley Services                  &Taft-Hartley Services, NWQ Investment
                                                                              Management Company, Inc. (10/2000 -
                                                                              2002); Sr. Vice President,
                                                                              Taft-Hartley Services, NWQ Investment
                                                                              Management Company, Inc. (11/1999 -
                                                                              9/2000)


         Symphony Asset Management, LLC currently serves as an investment adviser or subadviser to three other funds. The address for Symphony Asset Management, LLC is 555 California Street, Suite 2975, San Francisco, CA 94104. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                                  OTHER BUSINESS PROFESSION, VOCATION OR
          NAME AND POSITION WITH NIAC                                EMPLOYMENT DURING PAST TWO YEARS
          ---------------------------                                --------------------------------
Jeffrey L. Skelton                                           Manager/Member, NetNet Ventures, LLC
Director, President, Chief Executive Officer

Neil L. Rudolph                                              Manager/Member, NetNet Ventures, LLC
Chief Operating Officer; Chief Financial Officer;
Chief Compliance Officer

Michael J. Henman                                            Manager/Member, NetNet Ventures, LLC
Secretary; Director of Business Development

Praveen K. Gottipalli                                        Portfolio Manager and Manager/Member, NetNet Ventures,
Director of Investments                                      LLC

Gunther M. Stein                                             Portfolio Manager, Symphony Asset Management LLC;
Director of Fixed Income Strategies                          Portfolio Manager, Nuveen Senior Loan Asset
                                                             Management LLC; Portfolio Manager, Nuveen
                                                             Institutional Advisory Corp.

         *Note: Officers' employment by Symphony Asset Management, Inc. terminated in July 2001 (in conjunction with purchase of Symphony by Nuveen).

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

         Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         NWQ Investment Management Company LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, maintains certain of its advisory material.

         Symphony Asset Management, LLC, 555 California Street, San Francisco, CA 94104, maintenance certain of its advisory material.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.

ITEM 32: MANAGEMENT SERVICES

         Not applicable.

ITEM 33: UNDERTAKINGS

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5.       The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 14th day of April, 2004.


                                                NUVEEN TAX-ADVANTAGED TOTAL
                                                RETURN STRATEGY FUND

                                                /s/ Jessica R. Droeger
                                                -----------------------------
                                                Jessica R. Droeger,
                                                Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       SIGNATURE                        TITLE                            DATE
       ---------                        -----                            ----
/s/ Stephen D. Foy           Vice President and Controller          April 14, 2004
------------------------     (Principal Financial and Accounting    --------
Stephen D. Foy               Officer)


/s/ Gifford R. Zimmerman     Chief Administrative Officer           April 14, 2004
------------------------     (Principal Executive Officer)          --------
Gifford R. Zimmerman

Timothy R. Schwertfeger*     Chairman of the Board and Trustee     By: /s/ Jessica R. Droeger
                                                                       ----------------------
                                                                       Jessica R. Droeger
                                                                       Attorney-In-Fact

                                                                       April 14, 2004
                                                                       --------
William E. Bennett*                      Trustee

Robert P. Bremner*                       Trustee

Lawrence H. Brown*                       Trustee

Jack B. Evans*                           Trustee

Anne E. Impellizzeri*                    Trustee

William L. Kissick*                      Trustee

Thomas E. Leafstrand*                    Trustee

Peter R. Sawers*                         Trustee


William J. Schneider*                    Trustee

Judith M. Stockdale*                     Trustee

Shelia W. Wellington*                    Trustee


*       Original powers of attorney authorizing Jessica R. Droeger and Gifford
        R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

                                INDEX TO EXHIBITS

         a.1      Amended and Restated Declaration of Trust dated November 19,
                  2003.*

         b.       By-Laws of Registrant.*

         c.       None.


         d.1      Form of Note.

         d.2      Form of Indenture of Trust.

         d.3      Form of Supplemental Indenture of Trust.

         d.4      Statement of Eligibility of Trustee on Form T-1.*



         d.5      S&P Guidelines and Moody's Guidelines.


         e.       Terms and Conditions of the Dividend Reinvestment Plan.*

         f.       None.

         g.1      Investment Management Agreement between Registrant and Nuveen
                  Institutional Advisory Corp. dated November 20, 2003.*

         g.2      Investment Sub-Advisory Agreement between Nuveen Institutional
                  Advisory Corp. and NWQ Investment Management Company LLC dated
                  November 20, 2003. *

         g.3      Investment Sub-Advisory Agreement between Nuveen Institutional
                  Advisory Corp. and Symphony Asset Management, LLC dated
                  November 20, 2003.*


         h.1      Form of Underwriting Agreement.

         h.2      Form of Citigroup Master Selected Dealer Agreement.

         h.3      Form of Nuveen Master Selected Dealer Agreement.

         h.4      Form of Citigroup Master Agreement Among Underwriters.


         i.       Nuveen Open-End and Closed-End Funds Deferred Compensation
                  Plan for Independent Directors and Trustees.*

         j.       Master Custodian Agreement between Registrant and State Street
                  Bank and Trust Company dated August 19, 2002.*

         k.1      Shareholder Transfer Agency and Service Agreement between
                  Registrant and State Street Bank and Trust Company dated
                  October 7, 2002.*

         k.2      Expense Reimbursement Agreement between Registrant and Nuveen
                  Institutional Advisory Corp. dated November 20, 2003.*

         k.3      Form of Auction Agency Agreement.

         k.4      Form of Broker-Dealer Agreement.

         k.5      Form of DTC Representations Letter.

         l.1      Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.

         l.2      Opinion and consent of Bingham McCutchen LLP.

         m.       None.

         n.       Consent of Ernst & Young LLP.

         o.       None.

         p.       Subscription Agreement of Nuveen Institutional Advisory Corp.
                  dated January 6, 2004.*

         q.       None.

         r.1      Code of Ethics of Nuveen Institutional Advisory Corp.

         r.2      Code of Ethics of NWQ Investment Management Company LLC.

         r.3      Code of Ethics of Symphony Asset Management, LLC.*

         s.       Powers of Attorney.*


---------
*   Previously filed.